                                                                    EXHIBIT 1.01










                                  SELLING AGREEMENT

                                   JWH GLOBAL TRUST
                             (A DELAWARE BUSINESS TRUST)

                     $50,000,000 OF UNITS OF BENEFICIAL INTEREST












                                                     Dated as of          , 1997
                                                                ----------
                                                          [The Effective Date of
                                                             Reg. No. 333-16825]

                                   JWH GLOBAL TRUST

                                  SELLING AGREEMENT


                                  TABLE OF CONTENTS


                                                                           Page
                                                                           ----

Section  1.  Representations and Warranties of the Managing Owner . . .     2

Section  2.  Representations and Warranties of the Lead
             Selling Agent  . . . . . . . . . . . . . . . . . . . . . .     6

Section  3.  Representations and Warranties of JWH. . . . . . . . . . .     7

Section  4.  Offering and Sale of Units . . . . . . . . . . . . . . . .     9

Section  5.  Covenants of the Managing Owner. . . . . . . . . . . . . .    14

Section  6.  Covenants of JWH . . . . . . . . . . . . . . . . . . . . .    16

Section  7.  Payment of Expenses and Fees . . . . . . . . . . . . . . .    16

Section  8.  Conditions of Closing. . . . . . . . . . . . . . . . . . .    17

Section  9.  Indemnification and Exculpation. . . . . . . . . . . . . .    27

Section 10.  Status of Parties. . . . . . . . . . . . . . . . . . . . .    31

Section 11.  Representations, Warranties and Agreements to
             Survive Delivery . . . . . . . . . . . . . . . . . . . . .    31

Section 12.  Termination. . . . . . . . . . . . . . . . . . . . . . . .    31

Section 13.  Notices and Authority to Act . . . . . . . . . . . . . . .    31

Section 14.  Parties. . . . . . . . . . . . . . . . . . . . . . . . . .    31

Section 15.  Governing Law. . . . . . . . . . . . . . . . . . . . . . .    31

Section 16.  Requirements of Law. . . . . . . . . . . . . . . . . . . .    32

                                   JWH GLOBAL TRUST
                             (A DELAWARE BUSINESS TRUST)

                     $50,000,000 OF UNITS OF BENEFICIAL INTEREST


                         (SUBSCRIPTION PRICE:  $100 PER UNIT
                       DURING THE INITIAL OFFERING PERIOD; NET
              ASSET VALUE PER UNIT DURING THE ONGOING OFFERING PERIOD)



                                  SELLING AGREEMENT


                                                                          , 1997
                                                                ------- --
CARGILL INVESTOR SERVICES, INC.
233 S. Wacker Dr., Suite 2300
Chicago, Illinois   60606


Dear Sirs:
         Your affiliate, CIS Investments, Inc., a Delaware corporation
(referred to herein in its individual corporate capacity and as managing owner as "CISI" or the "Managing Owner"), and certain initial beneficial owners have caused the formation of a business trust pursuant to Business Trust Act (12 DEL.C. Section 3801 ET SEQ.) of the State of Delaware (the "Trust Act") under the name JWH GLOBAL TRUST (the "Trust"), for the purpose of engaging in speculative trading of futures contracts on currencies, interest rates, energy, and agricultural products, metals and stock indices; options on such futures contracts; and spot and forward contracts on currencies and precious metals. As described in the Prospectus referred to below, the Trust will enter into a Trading Advisory Agreement (the "Trading Advisory Agreement") with John W. Henry & Company, Inc., a California corporation ("JWH"), pursuant to which the Trust will engage in speculative trading under the direction of JWH pursuant to JWH's Financial and Metals Portfolio and Original Program and, possibly in the future, other programs selected by the Managing Owner with the agreement of JWH (the "JWH Trading Programs"). You (the "Lead Selling Agent" or "Futures Broker") shall be the principal selling agent for the Trust. Other selling agents (the "Additional Selling Agents") may be selected by the Lead Selling Agent (including those introduced by wholesalers ("Wholesalers")), with the consent of the Managing Owner, in accordance with the terms of this Agreement, the Additional Selling Agent Agreement attached as Exhibit A hereto and, in the case of Wholesalers introducing Additional Selling Agents, the Wholesaling Agreement attached as Exhibit B hereto. In addition, the Additional Selling Agents may also, with the consent of the Lead Selling Agent and Managing Owner, distribute Units through the use of "introducing broker" correspondents ("Correspondents"), pursuant to the terms of the Correspondent Selling Agent Agreement attached as Exhibit C hereto.

         In addition, you have agreed to act as broker for the Trust (in such capacity, the "Futures Broker") pursuant to a customer agreement (the "Customer Agreement") between yourself and the Trust and as principal with respect to certain "exchange of futures for physical" transactions, and CIS Financial Services, Inc. ("CISFS") has agreed to act as principal with respect to the Trust's forward and spot currency trades and precious metals transactions pursuant to a Foreign Exchange Account Agreement and Cash Bullion Account Agreement (collectively, the "FX Agreement") between CISFS and the Trust.

         Capitalized terms used herein, unless otherwise indicated, shall have the meanings attributed to them in the Prospectus referred to below.

         Section 1.  REPRESENTATIONS AND WARRANTIES OF THE MANAGING OWNER.
Each of the Managing Owner and the Trust severally as applicable to itself (and in the case of CISI as applicable to the Trust) represents and warrants to JWH and the Lead Selling Agent, as follows:

         (a) The Trust has provided to JWH and to the Lead Selling Agent and filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 (Registration No. 333-16825), as initially filed with the SEC on November 26, 1996 for the registration of Units of Beneficial Interests (the "Units") in the Trust under the Securities Act of 1933, as amended (the "1933 Act"), has filed two copies thereof with the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "Commodity Act") and one copy with National Futures Association ("NFA") in accordance with NFA Compliance Rule 2-13. The Registration Statement, as amended by Amendment No. 1 thereto, became effective with the SEC as of the date hereof. (The Registration Statement, in the form in which it became effective, and the Prospectus included therein as first filed pursuant to Rule 424(b) of the rules and regulations of the SEC under the 1933 Act (the "SEC Regulations") are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.) If the Trust files a subsequent post-effective amendment to the Registration Statement, then the term Registration Statement shall, from and after the declaration of the effectiveness of such post-effective amendment, refer to the Registration Statement as amended by such post-effective amendment thereto, and the term Prospectus shall refer to the amended prospectus then on file with the SEC as part of the Registration Statement, or if a subsequent prospectus is filed by the Trust pursuant to Rule 424 of the SEC Regulations, the term Prospectus shall refer to the prospectus most recently filed pursuant to such Rule from and after the date on which it shall have been first used. Except as required by law, the Trust will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus which shall be reasonably objected to in writing by JWH or by counsel to JWH, upon reasonable prior notice.

         (b) The Trust will not utilize any promotional brochure or other marketing materials (collectively, "Promotional Material"), including "Tombstone Ads" or other communications qualifying under Rule 134 of the SEC Regulations, which are reasonably objected to by the Lead Selling Agent. No reference to the Lead Selling

    Agent may be made in the Registration Statement, Prospectus or in any Promotional Material which has not been approved in writing by the Lead Selling Agent, which approval the Lead Selling Agent may withhold in its sole and absolute discretion. The Trust will file all Promotional Material with the National Association of Securities Dealers, Inc. (the "NASD"), and will not use any such Promotional Material to which the NASD has not stated in writing that it has no objections. The Trust will file all Promotional Material in all state jurisdictions where such filing is required, and will not use any such Promotional Material in any state which has expressed any objection thereto (except pursuant to agreed-upon modifications to the Promotional Material).

         (c) The Certificate of Trust pursuant to which the Trust has been formed (the "Certificate of Trust") and the Declaration and Agreement of Trust of the Trust (the "Declaration and Agreement of Trust") each provides for the subscription for and sale of the Units; all action required to be taken by the Managing Owner and the Trust as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to the Initial Closing Time and Subsequent Closing Times, as defined in Section 4 hereof, will have been taken; and, upon payment of the consideration therefor specified in all accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid beneficial interests in the Trust.

         (d) The Trust is a business trust duly organized pursuant to the Certificate of Trust, the Declaration and Agreement of Trust and the Trust Act and validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures, options on futures, and spot/forward contracts, as described in the Prospectus; the Trust has filed (or will receive prior to the Initial Closing Time, as defined in Section 4(c)) a certificate of assumed name in the State of Illinois as provided by 805 I.L.C.S. 405/1.

         (e) CISI is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware and in good standing as a foreign corporation under the laws of the State of Illinois, and in each other jurisdiction in which the nature or conduct of its businesses requires such qualification and the failure to so qualify would materially adversely affect the Trust's or the Managing Owner's ability to perform its obligations hereunder.

         (f) The Trust and the Managing Owner have proper power and authority under applicable law to perform their respective obligations under the Declaration and Agreement of Trust, the Escrow Agreement relating to the offering of the Units (the "Escrow Agreement"), the Customer Agreement, the FX Agreement, the Trading Advisory Agreement and this Agreement, as described in the Registration Statement and Prospectus.

         (g) The Registration Statement and Prospectus contain all statements and information required to be included therein by the Commodity Act and the rules and regulations thereunder. When the Registration Statement became effective under the

    1933 Act and at all times subsequent thereto up to and including the Initial Closing Time, the Registration Statement and Prospectus did and will comply in all material respects with the requirements of the 1933 Act, the Commodity Act and the rules and regulations under such Acts. The Registration Statement as of its effective date did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date of issue and at the Initial Closing Time did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. This representation and warranty shall not, however, apply to any statement or omission in the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to JWH and furnished or approved in writing by JWH.

         (h) KPMG Peat Marwick, LLP, the accountants who certified the financial statements filed with the SEC as part of the Registration Statement, are, with respect to CISI and the Trust, independent public accountants with respect to the Managing Owner and the Trust as required by the 1933 Act and the SEC Regulations.

         (i) The financial statements filed as part of the Registration Statement and those included in the Prospectus present fairly the financial position of the Trust and of the Managing Owner as of the dates indicated; and said financial statements have been prepared in conformity with generally accepted accounting principles (as described therein), or, in the case of unaudited financial statements, in substantial conformity with generally accepted accounting principles, applied on a basis which is consistent in all material respects for each balance sheet date presented.

         (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Managing Owner or the Trust, whether or not arising in the ordinary course of business.

         (k) The Managing Owner at the Initial Closing Time and each Subsequent Closing Time will have a net worth sufficient in amount and satisfactory in form, as set forth in the opinion of Sidley & Austin, counsel for CISI, for classification of the Trust as a partnership for Federal income tax purposes under current interpretations of the Internal Revenue Code of 1954 and the Internal Revenue Code of 1986, as amended (collectively, the "Code"), and the regulations thereunder.

         (l)  The Trading Advisory Agreement, the Declaration and
    Agreement of Trust, the Escrow Agreement and this Agreement have each been duly and validly authorized, executed and delivered by the Managing Owner signatory thereto for itself and on behalf of the Trust, and each constitutes a legal, valid and binding agreement of the Trust and the Managing Owner signatory thereto enforceable in accordance with its terms. The Customer Agreement and the FX Agreement have each been duly and validly authorized, executed and delivered by CISI on behalf of the Trust.

         (m) The execution and delivery of the Declaration and Agreement of Trust, the Escrow Agreement, the Customer Agreement, the FX Agreement, the Trading Advisory Agreement and this Agreement, the incurrence of the obligations set forth in each of such agreements and the consummation of the transactions contemplated therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which either the Managing Owner or the Trust, as the case may be, is bound or any order, rule or regulation applicable to the Managing Owner or the Trust of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust.

         (n) There is not pending, or, to the Managing Owner's knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which the Managing Owner or the Trust is a party, or to which any of the assets of the Managing Owner or the Trust is subject, which is not referred to in the Prospectus and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust or is required to be disclosed in the Prospectus pursuant to applicable CFTC regulations. The Managing Owner has not received any notice of an investigation or warning letter from NFA or the CFTC regarding non-compliance by the Managing Owner with the Commodity Act or the regulations thereunder.

         (o) The Managing Owner has all Federal and state governmental, regulatory and commodity exchange approvals and licenses, and have effected all filings and registrations with Federal and state governmental agencies required to conduct its businesses and to act as described in the Registration Statement and Prospectus or required to perform its obligations as described under the Declaration and Agreement of Trust and this Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in NFA as a commodity pool operator), and the performance of such obligations will not contravene or result in a breach of any provision of its certificate of incorporation, by-laws or any agreement, order, law or regulation binding upon it. The principals of the Managing Owner identified in the Registration Statement are all of the principals of the Managing Owner, as "principals" is defined by the CFTC regulations. Such principals are duly listed as such on the Managing Owner's commodity pool operator Form 7-R registration.

         (p) The Trust does not require any Federal or state governmental, regulatory or commodity exchange approvals or licenses, or need to effect any filings or registrations with any Federal or state governmental agencies in order to conduct its businesses and to act as contemplated by the Registration Statement and Prospectus and to issue and sell the Units (other than filings relating solely to the offering of the Units), and to trade in the commodity markets.

         (q) Neither the Managing Owner nor any of its principal or affiliate has "operated," since January 1, 1991, any commodity pool, within the meaning of the CFTC's Part 4 Regulations, the performance of which is not included in Appendix I to the Registration Statement and Prospectus.

         Section 2. REPRESENTATIONS AND WARRANTIES OF THE LEAD SELLING AGENT. The Lead Selling Agent represents and warrants (in its capacities as both Lead Selling Agent and Futures Broker) to the Trust, the Managing Owner and JWH, as follows:

         (a) The Lead Selling Agent is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and in good standing and qualified to do business in the State of Illinois and in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially adversely affect the Futures Broker's ability to perform its obligations hereunder or under the Customer Agreement. The Lead Selling Agent has full corporate power and authority to perform its obligations under the Customer Agreement and this Agreement and as described in the Registration Statement and Prospectus.

         (b) All references to the Lead Selling Agent and its principals in the Registration Statement and Prospectus are accurate and complete in all material respects, and set forth in all material respects the information required to be disclosed therein under the Commodity Act and the rules and regulations thereunder. As to the Lead Selling Agent and its principals (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder,
    (ii) the Registration Statement (with respect to the information relating to the Lead Selling Agent furnished to the Managing Owner) as of its effective date did not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus (as approved in pertinent part by the Lead Selling Agent) at its date of issue and as of the Initial Closing Time, as supplemented, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which such statements were made.

         (c) The Lead Selling Agent has all Federal and state governmental, regulatory and commodity exchange licenses and approvals, and has effected all filings and registrations with Federal and state governmental and regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations under the Customer Agreement, the Trading Advisory Agreement and this Agreement (including, without limitation, membership of the Lead Selling Agent as a dealer in NASD and registration of the Lead Selling Agent as a futures commission merchant under the Commodity Act and membership of the Lead Selling Agent as a futures commission merchant in NFA), and the performance of such obligations will not violate or result in a breach of any provision of the Lead Selling Agent's certificate of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon the Lead Selling Agent.

         (d) Each of the Customer Agreement and this Agreement has been duly authorized, executed and delivered by the Lead Selling Agent, and this Agreement constitutes a valid, binding and enforceable agreement of the Lead Selling Agent in accordance with its terms.

         (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Lead Selling Agent, whether or not arising in the ordinary course of business.

         (f) In the ordinary course of its business, the Lead Selling Agent is engaged in civil litigation and subject to administrative
    proceedings.   Neither the Lead Selling Agent nor any of its
    principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material to an investor's decision to purchase the Units which are not disclosed in the Prospectus.

         (g) The execution and delivery of the Customer Agreement and this Agreement, the incurrence of the obligations set forth herein and therein and the consummation of the transactions contemplated herein and therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the Lead Selling Agent is bound or any order, rule or regulation applicable to the Lead Selling Agent of any court or any governmental body or administrative agency having jurisdiction over the Lead Selling Agent.

         Section 3. REPRESENTATIONS AND WARRANTIES OF JWH. JWH represents and warrants to the Trust, the Lead Selling Agent, and the Managing Owner as follows:

         (a) JWH is a corporation duly organized and validly existing and in good standing under the laws of the State of California and in good standing as a foreign corporation in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect JWH's ability to perform its obligations under this Agreement and the Trading Advisory Agreement. JWH has full corporate power and authority to perform its obligations under this Agreement, and the Trading Advisory Agreement as described in the Registration Statement and Prospectus.

         (b) All references to JWH and its principals, and its trading systems, methods and performance in the Registration Statement and the Prospectus are accurate and complete in all material respects. As to JWH, each of the principals of JWH, the JWH trading programs, and JWH's trading systems, strategies and performance, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder, (ii) the Registration Statement (with respect to the information relating to JWH furnished to the Managing Owner) as of its effective date did not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus (as approved in pertinent part by JWH) at its date of issue and as of the Initial Closing Time, as supplemented, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which such statements were made. Except as otherwise disclosed in the Prospectus or identified in writing to the Managing Owner on or prior to the date hereof, the actual performance of each discretionary account directed by JWH or any principal or affiliate of JWH for the periods covered by the Performance Summaries or Tables set forth in the Prospectus is disclosed in accordance with the requirements of the Commodity Act and the rules and regulations thereunder (or as otherwise permitted by the Staff of the Division of Trading and Markets of the CFTC). The information, Performance Summaries and Monthly Rates of Return relating to the performance of JWH comply in all material respects with the disclosure requirements of the rules and regulations of the CFTC under the Commodity Act. The performance records in the Prospectus (as applicable to JWH) have been calculated in the manner set forth in the notes thereto.

         (c) The Trading Advisory Agreement and this Agreement have each been duly and validly authorized, executed and delivered on behalf of JWH and each constitutes a valid, binding and enforceable agreement of JWH in accordance with its terms.

         (d) JWH has all Federal and state governmental, regulatory and commodity exchange licenses and approvals and has effected all filings and registrations with Federal and state governmental and regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations under this Agreement and the Trading Advisory Agreement (including, without limitation, registration of JWH as a commodity trading advisor under the Commodity Act and membership of JWH as a commodity trading advisor in NFA), and the performance of such obligations will not violate or result in a breach of any provision of JWH's Certificate of Incorporation, By-laws or any agreement, instrument, order, law or regulation binding on JWH. The principals of JWH are duly listed as such on JWH's commodity trading advisor
    Form 7-R registration.

         (e) Management by JWH of an account for the Trust in accordance with the terms hereof and of the Trading Advisory Agreement, and as described in the

    Prospectus, will not require any registration under, or violate any of the provisions of, the Investment Advisers Act of 1940.

         (f) Neither JWH nor any principal of JWH will use or distribute any preliminary prospectus, Prospectus, amended or supplemented Prospectus or selling literature nor engage in any selling activities whatsoever in connection with the offering of the Units, except as may be requested by the Managing Owner pursuant to Section 6(c) of this Agreement.

         (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of JWH, whether or not arising in the ordinary course of business.

         (h) The execution and delivery of this Agreement and the Trading Advisory Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which JWH is bound or any order, rule or regulation applicable to JWH of any court or any governmental body or administrative agency having jurisdiction over JWH.

         (i) Except as disclosed in the Registration Statement and Prospectus, there is not pending, or to the best of JWH's knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which JWH is a party, or to which any of the assets of JWH is subject, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of JWH. JWH has not received any notice of an investigation or warning letter from NFA or the CFTC regarding non-compliance by JWH with the Commodity Act or the regulations thereunder.

         (j) JWH has not received, and is not entitled to receive, directly or indirectly, any commission, finder's fee, similar fee or rebate from any person in connection with the organization or operation of the Trust.

         Section 4.  OFFERING AND SALE OF UNITS.

         (a) The Lead Selling Agent is hereby appointed the principal selling agent of the Trust (although as described herein it is contemplated that certain Additional Selling Agents, including those introduced to the Lead Selling Agent by Wholesalers, Wholesalers and Correspondents may also market Units, provided each of such Additional Selling Agents, Wholesalers and Correspondents is duly registered as a broker-dealer or exempt from the requirement of being so registered in each jurisdiction in which such person markets Units) during the term herein specified for the purpose of finding acceptable subscribers for up to the number of Units set forth on page 1 hereof through a public offering. The Initial Offering Period shall continue through _________, 1997 or such other date not more than three months thereafter as may be determined by the Managing Owner (the "Initial Offering Period"; such date being hereafter referred to as the "Initial Offering Termination Date"). Thereafter, Units may be sold as of the close of business on the last day of each month, as determined by the Managing Owner (the "Ongoing Offering Period"; such subsequent sale dates being hereinafter referred to as "Subsequent Closing Times"). The Initial Offering Period and the Ongoing Offering Period shall be referred to herein as the "Offering Period." Subject to the performance by the Managing Owner of all its obligations to be performed hereunder, and to the completeness and accuracy in all material respects of all the representations and warranties of the Managing Owner and JWH contained herein, the Lead Selling Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts during the Offering Period to find acceptable subscribers for the Units at a public offering price of $100 per Unit during the Initial Offering Period, and at Net Asset Value per Unit during the Ongoing Offering Period, each subscriber being required to subscribe for at least $5,000 of Units, $2000 of Units in the case of trustees or custodians of eligible employee benefit plans and individual retirement accounts and $1,000 of Units in the case of Unitholders subscribing for additional Units. It is understood that the Lead Selling Agent's agreement to use its best efforts to find acceptable subscribers for the Units shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers which may be offered or sold during the Offering Period. The agency of the Lead Selling Agent hereunder shall continue at least until the close of business on ___________, 199_, as the Lead Selling Agent and the Managing Owner shall agree upon.

         (b) In the event the offering is commenced and acceptable subscriptions for at least the minimum number of Units specified on the cover of the Prospectus (the "Minimum Units") shall not have been received by the Initial Offering Termination Date, all funds received from subscribers shall be returned in full, with any interest payable thereon (irrespective of amount) and without deduction for any escrow or other fee or expense; and thereupon the Lead Selling Agent's duties as agent and this Agreement shall terminate without further obligation hereunder on the part of the Lead Selling Agent, the Managing Owner, the Trust or JWH.

         (c) At the Initial Offering Termination Date, or at such earlier time as subscriptions for all the Units shall have been received, or at such earlier time the Managing Owner may determine to terminate the offering, the Managing Owner shall notify the Lead Selling Agent of the aggregate number of Units for which the Managing Owner has received acceptable subscriptions and, if at least the Minimum Units shall have been so subscribed for, then payment of the purchase price for the Units may, if the Managing Owner so elects, be made at the office of CISI, Sears Tower, 233 South Wacker Drive, Suite 2300, Chicago, Illinois 60606, or at such other place as shall be agreed upon between the Lead Selling Agent and CISI, at 10:00 A.M., Chicago time, on the fifth full business day after the day on which the

    Managing notifies the Lead Selling Agent of the number of Units for which subscriptions have been accepted or such other day and time as shall be agreed upon between the Lead Selling Agent and the Managing Owner (the "Initial Closing Time").

         (d) No selling commissions will be paid from the proceeds of sales of Units. The Lead Selling Agent will compensate its own Registered Representatives pursuant to the Lead Selling Agent's standard compensation procedures. The Lead Selling Agent will pay Additional Selling Agents selling commissions of up to 4% of the Net Asset Value of each Unit sold by the Registered Representative of each such Additional Selling Agent. In the case of an Additional Selling Agent introduced by a Wholesaler, the Lead Selling Agent will pay such Wholesaler a portion of the up to 4% per Unit selling commissions depending upon the Wholesaler's arrangement with the Additional Selling Agent. Ongoing compensation, of up to 4% per annum of the month-end Net Asset Value of the Units attributable to Units sold by a Registered Representative of the Additional Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Unit is redeemed) will also be paid to each such Registered Representative who agrees to provide the additional services described below, who is registered with the CFTC and who has satisfied all applicable proficiency requirements (including those imposed by the NASD as a condition of receiving "trailing commissions") by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam or being "grandfathered" from having to do so. In the case of an Additional Selling Agent introduced by a Wholesaler who meets the eligibility requirements for receipt of ongoing compensation, the Lead Selling Agent will pay a portion of the up to 1/3 of 1% monthly ongoing compensation to the Wholesaler depending upon the Wholesaler's arrangement with the Additional Selling Agent. For purposes of determining when "trailing commissions" should begin to accrue, Units sold during the Initial Offering Period shall not be deemed to be outstanding until the Initial Closing Time.

         The ongoing compensation described in the foregoing paragraph shall only be paid to any otherwise eligible Registered Representatives, provided that the Additional Selling Agent with which such Registered Representative is associated continues to be registered with the CFTC as a futures commission merchant or introducing broker and continues to be a member in good standing of NFA in such capacity, and is contingent upon the provision by a Registered Representative (duly registered and qualified as to proficiency with the CFTC and NFA as described above) who sold outstanding Units in his capacity as a registered representative of an Additional Selling Agent of additional services in connection with such Units, including: (i) inquiring of the Managing Owner from time to time, at the request of an owner of such Units, as to the Net Asset Value of a Unit; (ii) inquiring of the Managing Owner from time to time, at the request of an owner of such Units, regarding the commodities markets and the Trust; (iii) assisting, at the request of the Managing Owner, in the redemption of Units sold by such Registered Representative;

    and (iv) providing such other services to the owners of such Units as the Managing Owner may, from time to time, reasonably request.

         Ongoing compensation shall be credited and paid only in respect of Units sold by Registered Representatives who are eligible to receive such ongoing compensation as described above. No ongoing compensation whatsoever shall be credited, paid or accrued on any Units sold by Registered Representatives not then eligible to receive such ongoing compensation. With respect to particular Units substitute Registered Representatives who are appropriately registered and who agree in writing to perform the services described in this
    Section 4(d) above with respect to such Units ("Substitute Registered Representatives") may also receive ongoing compensation with respect to such Units. Such ongoing compensation shall be paid monthly.

         In the event that the payment of ongoing compensation is restricted by the NASD, the Lead Selling Agent's payments of such ongoing compensation shall be limited to the maximum amount permissible pursuant to such restrictions.

         In the case of Units sold by Registered Representatives who are not qualified to receive ongoing compensation as set forth above, the Lead Selling Agent will pay such Registered Representatives installment selling commissions at the same rate as in the case of ongoing compensation, but the sum of such installment selling commissions and the initial selling commission payable to each such Registered Representative is limited in amount, pursuant to applicable NASD policy, to 9.0% of the initial subscription price of the Units sold by such Registered Representatives.

         In respect of Correspondents selected by an Additional Selling Agent (with the consent of the Managing Owner and the Lead Selling Agent), the Lead Selling Agent shall pay such Additional Selling Agent selling commissions and ongoing compensation or installment sales commissions as set forth above, a portion (as agreed between such Additional Selling Agent and each such Correspondent) of which shall be passed on by the Additional Selling Agent to such Correspondents.

         Ongoing compensation which cannot be paid because an Additional Selling Agent or a Correspondent (or a Registered Representative of either) has not met the eligibility requirements shall be retained by the Lead Selling Agent.

         Selling Commissions and ongoing compensation payable in respect of Units sold to any investor eligible to be charged a Special Brokerage Fee Rate as described in the Registration Statement and Prospectus shall be reduced by the difference between the standard rate Brokerage Fee and the applicable Special Brokerage Fee Rate.

         (e) The Lead Selling Agent will use its best efforts to find eligible persons to purchase the Units on the terms stated herein and in the Registration Statement and Prospectus. It is understood that the Lead Selling Agent has no commitment with regard to the sale of the Units other than to use its best efforts. In connection with the offer and sale of the Units, the Lead Selling Agent represents that it will comply fully with all applicable laws, and the rules of the NASD, the SEC, the CFTC, state securities administrators and any other regulatory body. In particular, and not by way of limitation, the Lead Selling Agent represents and warrants that it is aware of Rule 2810 of the NASD (formerly Appendix F of the NASD Rules of Fair Practice) and that it will comply fully with all the terms thereof in connection with the offering and sale of the Units. The Lead Selling Agent shall not execute any sales of Units from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

         The Lead Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Lead Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Trust, including tax benefits described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Trust, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. The Lead Selling Agent agrees to maintain files of information disclosing the basis upon which the Lead Selling Agent determined that the suitability requirements of Section (b)(2) of Rule 2810 of the NASD were met as to each subscriber (the basis for determining suitability may include the Subscription Agreements and Powers of Attorney and other certificates submitted by subscribers). The Lead Selling Agent represents and warrants that it has reasonable grounds to believe, based on information in the Prospectus and information to which the Lead Selling Agent has had access due to its affiliation with CISI, that all material facts relating to an investment in the Units are adequately and accurately disclosed in the Prospectus. In connection with making the foregoing representations and warranties, the Lead Selling Agent further represents and warrants that it has, among other things, examined the following sections in the Prospectus and obtained such additional information from CISI regarding the information set forth thereunder as the Lead Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Trust and provides an adequate basis to subscribers for evaluating an investment in the Units:

         "Summary"
         "Risk Factors"
         "Investment Factors"
         "The Trust and Its Objectives"
         "John W. Henry & Company, Inc."
         "The Managing Owner"
         "Fiduciary Obligations of the Managing Owner"

         "Use of Proceeds"
         "Charges"
         "Conflicts of Interest"
         "Redemptions; Net Asset Value"
         "The Trust and the Trustee"
         "Federal Income Tax Aspects"

    In connection with making the representations and warranties set forth in this paragraph, the Lead Selling Agent has not relied on inquiries made by or on behalf of any other parties.

         The Lead Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

         (f) None of the Lead Selling Agent, the Trust or the Managing Owner shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

         (g) As contemplated by Section 7 hereof, CISI will advance the Trust's organization and initial offering costs.

         (h) All payments for subscriptions shall be made by transfer of funds to the escrow account of the Trust as described in the Prospectus, provided that any such arrangements must comply in all relevant respects with SEC Regulations 10b-9 and 15c2-4.

         (i) CISI agrees to cause its counsel to prepare and deliver to the Lead Selling Agent a Blue Sky Survey which shall set forth, for the guidance of the Lead Selling Agent, in which United States jurisdictions the Units may be offered and sold (both before and after the Trust commences operations). It is understood and agreed that the Lead Selling Agent may rely, in connection with the offering and sale of Units in any jurisdiction, on advice given by such counsel as to the legality of the offer or sale of the Units in such jurisdiction; provided, however, that the Lead Selling Agent and each Wholesaler, Additional Selling Agent or Correspondent shall be responsible for compliance with all applicable laws, rules and regulations with respect to the actions of its employees, acting as such, in connection with sales of Units in any jurisdiction.

         Section 5.  COVENANTS OF THE MANAGING OWNER.

         (a) The Managing Owner will notify the Lead Selling Agent and JWH immediately and confirm such notification in writing (i) when any amendment to the

    Registration Statement shall have become effective, (ii) of the receipt of any comments from the SEC, CFTC or any other Federal or state regulatory body with respect to the Registration Statement, (iii) of any request by the SEC, CFTC or any other Federal or state regulatory body for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto and (iv) of the issuance by the SEC, CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the Managing Owner as a commodity pool operator, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose.

         (b) The Managing Owner will deliver to the Lead Selling Agent, as soon as available, two signed copies of each amendment to the Registration Statement as originally filed and two sets of exhibits thereto, and will also deliver to the Lead Selling Agent such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Lead Selling Agent shall reasonably require.

         (c) The Managing Owner will deliver to the Lead Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Lead Selling Agent, Wholesalers, Additional Selling Agents and Correspondents may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

         (d) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, the Managing Owner and the Trust will use best efforts to comply with all requirements imposed upon them by the 1933 Act and the Commodity Act, each as now and hereafter amended, and by the SEC Regulations and rules and regulations of the CFTC, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.

         (e) If any event relating to or affecting the Managing Owner or the Trust shall occur as a result of which it is necessary, in the reasonable opinion of the Managing Owner or the Lead Selling Agent, to amend or supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time it is delivered to a subscriber, the Managing Owner and the Trust will forthwith prepare and furnish to the Lead Selling Agent, at the expense of the Managing Owner, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Prospectus which will amend or supplement the Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a subscriber, not misleading. No such amendment or supplement shall be filed without the approval of the Lead Selling Agent and JWH and their counsel.

         (f) The Managing Owner will use best efforts to qualify the Units for offer and sale under applicable securities or "Blue Sky" laws and continue such qualification throughout the Offering Period, provided that in no event shall the Managing Owner or the Trust be obligated to (i) take any action which would subject it to service of process in suits other than those arising out of the offering or sale of the Units, or taxes, in any jurisdiction where any of them is not now so subject, (ii) change any material term in the Registration Statement, or (iii) expend a sum of money considered unreasonable by CISI.

         Section 6.  COVENANTS OF JWH.

         (a) JWH agrees to cooperate, to the extent reasonably requested by the Managing Owner, in the preparation of any amendments or supplements relating to itself to the Registration Statement and the Prospectus.

         (b) During the period when the Prospectus is required to be delivered under the 1933 Act, JWH agrees to notify the Managing Owner immediately upon discovery of any untrue or misleading statement regarding it, its operations or any of its principals or of the occurrence of any event or change in circumstances which would result in there being any untrue or misleading statement or an omission in the Prospectus or Registration Statement regarding it, its operations or any of its principals or result in the Prospectus not including all information relating to JWH and its principals required pursuant to CFTC regulations. During such period, JWH shall promptly inform the Managing Owner if it is necessary to amend or supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time the Prospectus is delivered to a subscriber.

         (c) JWH agrees to assist, and cause its principals or agents to assist, at its own expense in "road show" presentations relating to the initial and ongoing offering of the Units at the reasonable request of the Lead Selling Agent and at the expense of JWH, provided that no such assistance shall result in any action which any such principal or agent reasonably believes may require registration of JWH or any such principal or agent as a broker-dealer or salesman.

         Section 7. PAYMENT OF EXPENSES AND FEES. CISI will advance expenses incident to the performance of the obligations of the Managing Owner and the Trust hereunder, including: (i) the printing and delivery to the Lead Selling Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, of the Prospectus and any supplements or amendments thereto, and of any supplemental sales materials; (ii) the reproduction of this Agreement and the printing and filing of the Registration Statement and the Prospectus (and, in certain cases, the exhibits thereto) with the SEC, CFTC and NFA;
(iii) the qualification of the Units under the securities or "Blue Sky" laws in the various jurisdictions, including filing fees and the fees and disbursements of CISI's counsel incurred in connection therewith; (iv) the services of counsel and accountants for CISI and the Trust, including certain services of KPMG Peat Marwick, LLP in connection with their review of the performance records in the Prospectus; (v) the printing or reproduction and delivery to the Lead Selling Agent of such number of copies as it may reasonably request of the Blue Sky Survey; and (vi) "road show" presentations (not including the expenses of JWH and its personnel which shall be borne by JWH).

         The Managing Owner and the Lead Selling Agent are each aware of the limitations imposed by Rule 2810 of the NASD on the aggregate compensation which may be received by the Lead Selling Agent in connection with the offering and sale of the Units. The Lead Selling Agent will in no event make any payments to its own Registered Representatives or any Additional Agent as described above, which, when added to the up to 4% selling commissions which the Lead Selling Agent may pay with respect to the sales of Units, would exceed 10% of the gross proceeds of the Units sold to the public. CISI shall not reimburse the Lead Selling Agent for any due diligence expenses in connection with the offering.

         Section 8. CONDITIONS OF CLOSING. The obligations of each of the parties hereunder are subject to the accuracy of the representations and warranties of the other parties hereto, to the performance by such other parties of their respective obligations hereunder and to the following further conditions:

         (a) At the Initial Closing Time and each Subsequent Closing Time no order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the SEC and no objection to the content thereof shall have been expressed or threatened by the CFTC or NFA.

         (b) At the Initial Closing Time, Sidley & Austin, counsel to CISI and the Trust, shall deliver to all the parties hereto its opinion, in form and substance satisfactory to each of the parties hereto, to the effect that:

              (i) The Certificate of Trust pursuant to which the Trust has been formed and the Declaration and Agreement of Trust each provides for the subscription for and sale of the Units; all action required to be taken by the Managing Owner and the Trust as a condition to the subscription for and sale of the Units to qualified subscribers therefor has been taken; and, upon payment of the consideration therefor specified in the accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid beneficial interests in the Trust and each subscriber who purchases
         Units will become a Unitholder, subject to the requirements
         (x) that each such purchaser shall have duly completed, executed and delivered to the Trust a Subscription Agreement and Power of Attorney relating to the Units purchased by such party, (y) that such purchaser meets all applicable suitability standards as set forth in the Prospectus and (z) that the representations and warranties of such purchaser in the Subscription Agreement and Power of Attorney are true and correct.

              (ii) The Trust is a business trust duly organized pursuant to the Certificate of Trust, the Declaration and Agreement of Trust and the Trust Act and validly existing under the laws of the State of Delaware with proper power and authority to conduct the business in which it proposes to engage as described in the Prospectus; the Trust has filed a certificate of assumed name in the State of Illinois pursuant to 805 I.L.C.S. 405/1 and need not effect any other filings or qualifications under the laws of the United States in order to preserve the status of the Trust as a business trust or to enable the Trust to perform its obligations under the Trading Advisory Agreement and this Agreement and to conduct the business in which it proposes to be engaged as described in the Prospectus.

              (iii) CISI is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware with corporate power and authority to act as managing owner of the Trust, and is qualified to do business and is in good standing as a foreign corporation in the State of Illinois and in each other jurisdiction in which the failure to so qualify might, in its opinion, reasonably be expected to result in material adverse consequences to the Trust. CISI has full corporate power and authority to perform its obligations as described in the Registration Statement and Prospectus.

              (iv) Each of CISI (including the principals, as defined in the Commodity Act, of CISI) and the Trust has all Federal and state governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory agencies necessary in order for each of CISI and the Trust to conduct its business as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

              (v) Each of the Declaration and Agreement of Trust, the Escrow Agreement, the FX Agreement, the Trading Advisory Agreement, the Customer Agreement and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of CISI or the Trust, as the case may be, and assuming that such agreements are legal, valid and binding on the other parties hereto and thereto, each of the Declaration and Agreement of Trust, the Escrow Agreement, the Trading Advisory Agreement, and this Agreement constitutes a legal, valid and binding agreement of CISI or the Trust (as the case may be) enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

              (vi) The execution and delivery of this Agreement, the Declaration and Agreement of Trust, the Escrow Agreement, the FX Agreement, and the Trading Advisory Agreement and the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not be in contravention of any of the provisions of CISI's certificate of incorporation or by-laws, or the Declaration and Agreement of Trust, and, to their knowledge, will not constitute a breach of, or default under, any instrument by which CISI or the Trust is bound or any order, rule or regulation applicable to CISI or the Trust of any court or any governmental body or administrative agency having jurisdiction over CISI or the Trust.

              (vii) To their knowledge, there are no actions, claims or proceedings pending or threatened in any court or before or by any governmental or administrative body, nor have there been any such suits, claims or proceeding within the last five years, to which CISI (or any principal of CISI) or the Trust is or was a party, or to which any of their assets is or was subject, which are required to be, but are not disclosed in, the Registration Statement or Prospectus or which might reasonably be expected to materially adversely affect the condition (financial or otherwise), business or prospects of CISI or the Trust.

              (viii) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the subscription for and sale of the Units, except such as may be required under the 1933 Act, the Commodity Act, NFA compliance rules or applicable securities or "Blue Sky" laws.

              (ix) The terms and provisions of the Declaration and Agreement of Trust, the Customer Agreement, the FX
         Agreement, the Customer Agreement, the Trading Advisory
         Agreement and this Agreement conforms in all material respects to descriptions thereof contained in the Prospectus.

              (x) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge, no proceedings for a stop order are pending or threatened under Section
         8(d) of the 1933 Act.

              (xi) At the time the Registration Statement initially became effective and at the time any post-effective amendment thereto became effective, the Registration Statement, and at the time the Prospectus and any amendments or supplements thereto were first issued, the Prospectus, complied as to form in all material respects with the requirements of the 1933 Act, the SEC Regulations under the 1933 Act and CFTC regulations. Nothing has come to their attention that would lead them to believe that with respect to CISI, the Lead Selling Agent or CISFS (a) at the time the Registration Statement initially became effective and at the time any post-effective amendment thereto became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus as first issued or as subsequently issued or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need express no opinion (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus or (B) as to any performance data set forth in the Registration Statement, and Prospectus, including Appendix I (and the notes thereto) in the Registration Statement and Prospectus, except that such counsel shall opine, without rendering any opinion as to the accuracy of the information in Appendix I, that such Appendix I complies as to form in all material respects with applicable CFTC rules.

              (xii) Such counsel confirm their opinion, a form of which appears as Exhibit 8.01 to the Registration Statement, that the summary of Federal income tax consequences to Unitholders set forth under the caption "Federal Income Tax Consequences" in the Prospectus accurately describes the material tax consequences set forth therein and that such counsel further confirm their advice to CISI explicitly set forth therein and in such Exhibit 8.01.

              (xiii) To their knowledge, (a) there are no contracts, indentures, mortgages, loan agreements, leases or other documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, and with respect to the existing contracts, indentures, mortgages, loan agreements, leases and other documents so described, referred to or filed, the descriptions thereof, references thereto or copies so filed are correct in all material respects, and
         (b) no material default on the part of CISI or the Trust exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract or lease so described or filed.

              (xiv) Assuming operation in accordance with the Prospectus, the Trust, at Closing Time, is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended.

    In rendering the opinions set forth above, Sidley & Austin may rely, as to matters of Delaware law, upon the opinion of Messrs. Richards, Layton & Finger, Wilmington, Delaware, and as to matters relating to CISI, the Lead Selling Agent and CISFS on internal counsel to Cargill, Incorporated.

         (c) Ms. Linda Cutler, counsel to the Lead Selling Agent, shall deliver to all the parties hereto, an opinion to the effect that:

              (i) The Lead Selling Agent is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business and in good standing as a foreign corporation in the State of Illinois and in each other jurisdiction in which such qualification is required and in which the failure to so qualify might, in her opinion, reasonably be expected to result in material adverse consequences to the Trust. The Lead Selling Agent has full corporate power and authority to perform its obligations as described in the Registration Statement and Prospectus.

              (ii) Each of the Customer Agreement and this Agreement has been duly authorized, executed and delivered by the Lead Selling Agent, and this Agreement constitutes a legal, valid and binding agreement of the Lead Selling Agent enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered).

              (iii) The Lead Selling Agent has all Federal and state governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory agencies necessary in order for the Lead Selling Agent to conduct its business as described in the Registration

         Statement and Prospectus, and, to her knowledge, none of such approvals, licenses or registrations has been rescinded or revoked.

              (iv) The execution and delivery of the Customer Agreement and this Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not, to the best of her knowledge, constitute a breach of, or default under, any instrument known to her by which the Lead Selling Agent is bound or, any order, rule or regulation applicable to the Lead Selling Agent, of any court or any governmental body or administrative agency having jurisdiction over the Lead Selling Agent.

              (v) To her knowledge, there are no actions, claims or proceedings pending or threatened in any court or before or by a governmental or administrative body, nor have there been any suits, claims or proceedings within the last five years, to which the Lead Selling Agent (or any principal of the Lead Selling Agent) is or was a party or to which any of its assets is or was subject, which are required to be disclosed in the Registration Statement or Prospectus or which might reasonably be expected to materially adversely affect the business of the Lead Selling Agent.

              (vi) Nothing has come to her attention that would lead her to believe that (a) at the time the Registration Statement initially became effective and at the time any post- effective amendment thereto became effective, insofar as the Lead Selling Agent and its principals are concerned, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus as first filed pursuant to Rule 424(b) or as subsequently filed pursuant to Rule 424 or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Lead Selling Agent or its principals, in light of the circumstances under which they were made, not misleading.

         (d) Ms. Linda Cutler, counsel to CISFS, shall deliver to all the parties hereto, an opinion to the effect that:

              (i) CISFS is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business and in good standing as a foreign corporation in the State of Illinois and in each other jurisdiction in which such qualification is required and in which the failure to so qualify might, in her opinion, reasonably be expected to result in material adverse consequences to the Trust. CISFS has full corporate power and authority to perform its obligations as described in the Registration Statement and Prospectus.

              (ii) Each of the FX Agreement and this Agreement has been duly authorized, executed and delivered by CISFS, and this Agreement constitutes a legal, valid and binding agreement of CISFS enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered).

              (iii) CISFS has all Federal and state governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory agencies necessary in order for CISFS to conduct its business as described in the Registration Statement and Prospectus, and, to her knowledge, none of such approvals, licenses or registrations has been rescinded or revoked.

              (iv) The execution and delivery of the FX Agreement and this Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not, to the best of her knowledge, constitute a breach of, or default under, any instrument known to her by which CISFS is bound or, any order, rule or regulation applicable to CISFS, of any court or any governmental body or administrative agency having jurisdiction over CISFS.

              (v) To her knowledge, there are no actions, claims or proceedings pending or threatened in any court or before or by a governmental or administrative body, nor have there been any suits, claims or proceedings within the last five years, to which CISFS (or any principal of CISFS) is or was a party or to which any of its assets is or was subject, which are required to be disclosed in the Registration Statement or Prospectus or which might reasonably be expected to materially adversely affect the business of CISFS.

              (vi) Nothing has come to her attention that would lead her to believe that (a) at the time the Registration
         Statement initially became effective and at the time any post-effective amendment thereto became effective, insofar as CISFS and its principals are concerned, the

         Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus as first filed pursuant to Rule 424(b) or as subsequently filed pursuant to Rule 424 or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to CISFS or its principals, in light of the circumstances under which they were made, not misleading.

         (e) David M. Kozak, counsel to JWH, shall deliver to all the parties hereto an opinion as of the Initial Closing Time to the effect that:

              (i) JWH is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification and in which the failure to so qualify might reasonably be expected to materially adversely affect the Trust, as described in the Registration Statement and Prospectus, and its ability to discharge its obligations under the Trading Advisory Agreement and this Agreement.

              (ii) Each of the Trading Advisory Agreement and this Agreement has been duly authorized, executed and delivered by JWH and constitutes a valid, binding and enforceable agreement of JWH in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of the indemnification provisions contained in such Agreements may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

              (iii) JWH (including the principals of JWH) has all material Federal and state governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory authorities necessary in order for JWH to conduct its business as described in the Registration Statement and Prospectus (including, without limitation, performance of this Agreement and the Trading Advisory Agreement) and, to the best of such counsel's knowledge, none of such approvals, licenses or registrations has been rescinded or revoked.

              (iv) There is not pending or, to such counsel's knowledge, threatened any actions, suits or proceedings before or by any court or other governmental or administrative body, nor have there been any such suits, claims or proceedings within the last five years to which JWH, or any of its principals, is or was a party, or to which any of their assets is or was subject, which are required to be, but are not disclosed in the Registration Statement or Prospectus or which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of JWH.

              (v) The execution and delivery of this Agreement and the Trading Advisory Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein, therein and in the Prospectus will not be in contravention of any of the provisions of the certificate of incorporation or by-laws of JWH, or, to the best of such counsel's knowledge, constitute a breach of, or default under, any instrument by which JWH is bound or any order, rule or regulation applicable to JWH of any court or any governmental body or administrative agency having jurisdiction over JWH.

              (vi) Based upon reliance on certain SEC No-Action Letters, the performance by JWH of the transactions contemplated by the Trading Advisory Agreement and described in the Prospectus will not subject JWH or any principal of JWH to the registration requirements, prohibitions or other terms of the Investment Advisers Act of 1940, as amended.

              (vii) Nothing has come to such counsel's attention that would lead such counsel to believe that, (a) at the time the Registration Statement initially became effective and at the time any post-effective amendment thereto became effective, insofar as JWH and its principals are concerned, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus as first filed pursuant to Rule 424(b) or as subsequently filed pursuant to Rule 424 or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to JWH or its principals, in light of the circumstances under which they were made, not misleading;
         provided, however, that no counsel for JWH need express an opinion or belief (A) as to the financial statements, notes thereto and other financial or statistical data and notes or descriptions thereto set forth in the Registration Statement and Prospectus or (B) as to the performance data and notes or descriptions thereto set forth in the Registration
         Statement, except that such counsel shall opine, without rendering any opinion as to the accuracy of the information in such tables, that the performance records relating to JWH set forth in the Prospectus comply as to form in all material respects with CFTC rules except to the extent departures therefrom have been permitted by CFTC staff.

         (f) At the Initial Closing Time, the Managing Owner shall deliver a certificate to the effect that: (i) no order suspending the effectiveness of the Registration Statement has been issued and to the best of its knowledge no proceedings therefor have been instituted or threatened by the SEC, the CFTC or other regulatory body; (ii) the representations and warranties of the Managing Owner contained herein are true and correct with the same effect as though expressly made at the Initial Closing Time and in respect of the Registration Statement as in effect at the Initial Closing Time; and (iii) the Managing Owner has performed all covenants and agreements herein contained to be performed on its part at or prior to the Initial Closing Time. Such certificate may state that the Managing Owner has relied upon JWH to provide certain information relating to JWH for use in the Registration Statement.

         (g) JWH shall deliver a report dated as of the Initial Closing Time which shall present, for the period from the date after the last day covered by the performance records in the Prospectus to the latest practicable day before the Initial Closing Time, figures which shall be a continuation of such performance records and which shall certify that such figures are accurate in all material respects. JWH shall also certify that such performance records have been calculated in accordance with the notes to the applicable performance records in the Prospectus.

         (h) At the time the Registration Statement initially becomes effective, KPMG Peat Marwick, LLP shall have delivered a letter, substantially in the form previously agreed upon by the Lead Selling Agent and the Managing Owner.

         (i) At the Initial Closing Time, KPMG Peat Marwick, LLP shall deliver a letter in a form satisfactory to the Lead Selling Agent and the Managing Owner, substantially the same in scope and substance as the letter described in paragraph (h) of this Section 8, dated as of the Initial Closing Time.

         (j) At the Initial Closing Time, JWH shall deliver a certificate to the effect that (i) the representations and warranties of JWH contained herein are true and correct with the same effect as though expressly made at the Initial Closing Time, (ii) JWH has performed all covenants and agreements herein contained to be performed on its part at or prior to the Initial Closing Time and (iii) since the date of the most recent financial information relating to JWH prior to the date of this Agreement there has been no material adverse change, or development involving a prospective material adverse change, in the financial condition, business or business prospects of JWH.

         (k) At the Initial Closing Time, the Lead Selling Agent shall deliver a certificate to the effect that the representations and warranties of the Lead Selling Agent and Futures Broker contained herein are true and correct with the same effect as though expressly made at the Initial Closing Time and in respect of the Registration Statement as in effect at the Initial Closing Time.

         (l) At the Initial Closing Time, CISFS shall deliver a certificate to the effect that the representations and warranties of CISFS contained herein are true and correct with the same effect as though expressly made at the Initial Closing Time and in respect of the Registration Statement as in effect at the Initial Closing Time.

         (m) The Trust shall have received a capital contribution of the Managing Owner in the amount required by the Declaration and Agreement of Trust and as described in the Prospectus.

         (n) The parties hereto shall have been furnished with such additional information, opinions and documents, including supporting documents relating to parties described in the Prospectus and certificates signed by such parties with regard to information relating to them and included in the Prospectus as they may reasonably require for the purpose of enabling them to pass upon the sale of the Units as herein contemplated and related proceedings, in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the parties hereto in connection with the sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to Sidley & Austin, Mr. Kozak and Ms. Cutler.

         (o) The representations and warranties set forth herein shall be restated as of each Subsequent Closing Time as if made as of the date thereof. The conditions of closing set forth in this Section 8 shall, at the option of any party hereto, apply at each Subsequent Closing Time.

    If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations hereunder may be canceled by any party hereto by notifying the other parties hereto of such cancellation in writing or by telegram at any time at or prior to the Initial Closing Time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Section 7.

         Section 9.  INDEMNIFICATION AND EXCULPATION.

         (a) INDEMNIFICATION BY THE MANAGING OWNER. The Managing Owner agrees to indemnify and hold harmless the Lead Selling Agent, JWH, any Wholesaler, Additional Selling Agent and Correspondent and each person, if any, who controls any of the foregoing within the meaning of Section 15 of the 1933 Act, and the Trust agrees to indemnify and hold harmless JWH and each person, if any, who controls JWH within the meaning of Section 15 of the 1933 Act as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

              (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the Managing Owner); and

              (iii) against any and all expense whatsoever (including the fees and disbursements of counsel and, in the case of the Lead Selling Agent, any indemnification of a Wholesaler, Additional Selling Agent or Correspondent made pursuant to a Wholesaling Agreement, Additional Selling Agent Agreement or Correspondent Selling Agreement, as the case may be) reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above.

    In no case shall the Managing Owner or the Trust be liable under this indemnity (a) to JWH if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to JWH and furnished or approved in writing by JWH or (b) to the Lead Selling Agent if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to the Lead Selling Agent and furnished or approved by the Lead Selling Agent or (c) to any Wholesaler, Additional Selling Agent or Correspondent, if such untrue statement or alleged untrue statement was made in reliance upon and in conformity with information (including any material omission from such information), if any, relating to, such Wholesaler, Additional Selling Agent or Correspondent and furnished or approved by such party.

    In no case shall the Managing Owner or the Trust be liable under this indemnity agreement with respect to any claim made against any indemnified party unless the Managing Owner or the Trust shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify the Managing Owner or the Trust shall not relieve the Managing Owner or the Trust from any liability which they may have on account of this indemnity agreement unless such failure to notify shall materially prejudice the Managing Owner or the Trust. The Managing Owner and the Trust shall be entitled to participate at their own expense in the defense or, if they so elect within a reasonable time after receipt of such notice, to assume the defense of that portion of any suit so brought relating to the Managing Owner's or the Trust's indemnification obligations hereunder, which defense shall be conducted by counsel chosen by them and satisfactory to the indemnified party or parties, defendant or defendants therein. In the event that the Managing Owner or the Trust elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties, defendant or defendants in the suit, shall, in the absence of conflicting claims, bear the fees and expenses of any additional counsel thereafter retained by it or them.

    In no event, however, shall the Managing Owner be obligated to indemnify the Lead Selling Agent hereunder, and the Lead Selling Agent agrees not to attempt to obtain any indemnity from the Managing Owner hereunder, to the extent that the Managing Owner and the Lead Selling Agent are advised by counsel reasonably satisfactory to the Managing Owner and the Lead Selling Agent that payment of such indemnity could adversely affect the classification of the Trust as a partnership for Federal income tax purposes.

    The Managing Owner agrees to notify JWH and the Lead Selling Agent within a reasonable time of the assertion of any claim in connection with the sale of the Units against it or any of its officers or directors or any person who controls the Managing Owner within the meaning of Section 15 of the 1933 Act.

         (b) INDEMNIFICATION BY JWH. JWH agrees to indemnify and hold harmless the Lead Selling Agent, the Managing Owner, the Trust, and each person, if any, who controls any of the foregoing within the meaning of Section 15 of the 1933 Act (and, in the case of the Managing Owner and the Trust, each person who signed the Registration Statement or is a director of the Managing Owner), to the same extent as the indemnity from the Managing Owner set forth in Section 9(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to JWH or any principal of JWH, or their operations, trading systems, methods or performance, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by JWH for inclusion therein.

         (c) INDEMNIFICATION BY THE LEAD SELLING AGENT. The Lead Selling Agent agrees to indemnify and hold harmless the Trust, the Managing Owner, JWH and each person, if any, who controls the Trust, the Managing Owner or JWH within the meaning of Section 15 of the 1933 Act (and in the case of the Managing Owner and the Trust, each person who signed the Registration Statement or is a director of the Managing Owner), (i) to the same extent as the indemnity from the Managing Owner set forth in Section 9(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to the Lead Selling Agent or any of its principals, or their operations, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by the Lead Selling Agent for inclusion therein and (ii) against any and all loss, liability, claim, damage and expense whatsoever resulting from a demand, claim, lawsuit, action or proceeding relating to the actions or capacities of the Lead Selling Agent (including a breach of its obligations hereunder) and any Wholesaler, Additional Selling Agent or Correspondent relating to the offering of Units under this Agreement or any Wholesaling Agreement, Additional Selling Agent Agreement or Correspondent Selling Agent Agreement as the case may be.

         (d)  CONTRIBUTION.  If the indemnification provided for in this
    Section 9 is not permitted under applicable law under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by JWH, on the one hand, and, the Lead Selling Agent, CISFS and the Managing Owner, on the other, from the offering of the Units.

         (e)  LIMITATION ON CERTAIN INDEMNIFICATIONS AND EXCULPATIONS.
    The exculpation provisions in the Trading Advisory Agreement shall not relieve JWH from any liability it may have or incur to the Trust, the Managing Owner or the Lead Selling Agent under this Agreement (including, without limitation, pursuant to the provisions of Section 9(b) hereof). Nor shall JWH be entitled to be indemnified by the Managing Owner, pursuant to the indemnification provisions contained in the Trading Advisory Agreement, against any loss, liability, damage, cost or expense it may incur under this Agreement. The Managing Owner shall not be entitled to be indemnified by the Trust, pursuant to the indemnification provisions contained in the Declaration and Agreement of Trust against any loss, liability, damage, cost or expense it may incur under this Agreement.

         Section 10. STATUS OF PARTIES. In selling the Units for the Trust, the Lead Selling Agent is acting solely as an agent for the Trust and not as a principal. The Lead Selling Agent will use its best efforts to assist the Trust in obtaining performance by each purchaser whose offer to purchase Units from the Trust has been accepted on behalf of the Trust, but the Lead Selling Agent shall not have any liability to the Trust in the event that Subscription Agreements and Powers of Attorney are improperly completed or any such purchase is not consummated for any reason. Except as specifically provided herein, the Lead Selling Agent shall in no respect be deemed to be an agent of the Trust.

         Section 11. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Lead Selling Agent, the Managing Owner, the Trust, the Futures Broker, CISFS, JWH or any person who controls any of the foregoing and shall survive the Initial Closing Time.

         Section 12. TERMINATION. The Managing Owner shall have the right to terminate this Agreement at any time prior to the Initial Closing Time by giving written notice of such termination to JWH, the Lead Selling Agent, the Futures Broker and CISFS.

         Section 13. NOTICES AND AUTHORITY TO ACT. All communications hereunder shall be in writing and, if sent to the Lead Selling Agent, CISI, CISFS or the Trust, shall be mailed, delivered or telegraphed and confirmed to it at Portfolio Diversification Group, Sears Tower, 233 South Wacker Drive, Suite 2300, Chicago, Illinois 60606, Attention: L. Carlton Anderson; if sent to JWH, shall be mailed, delivered or telegraphed and confirmed at One Glendinning Place, Westport, Connecticut 06880, Attention: David M. Kozak. Notices shall be effective when actually received.

         Section 14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Lead Selling Agent, the Trust, the Managing Owner, CISFS, JWH and such parties' respective successors to the extent provided herein. This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation. No purchaser of a Unit shall be considered to be a successor or assign solely on the basis of such purchase.

         The parties acknowledge that the obligations of this Agreement are not binding against the Unitholders individually but are binding only upon the assets and property of the Trust and, in the event of any obligation or claim arising hereunder against the Trust, no resort shall be had to the Unitholder's personal property for the satisfaction of such obligation or claim.

         Section 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES CREATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE PRINCIPLES OF CHOICE OF LAW THEREOF.

         Section 16. REQUIREMENTS OF LAW. Whenever in this Agreement it is stated that a party will take or refrain from taking a particular action, such party may nevertheless refrain from taking or take such action if advised by counsel that doing so is required by law or advisable to ensure compliance with law, and shall not be subject to any liability hereunder for doing so, although such action shall permit termination of the Agreement by the other parties hereto.

         If the foregoing is in accordance with each party's understanding of its agreement, each party is requested to sign and return to CISI as Managing Owner a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                             Very truly yours,

                             JWH GLOBAL TRUST
                             BY:  CIS INVESTMENTS INC.,
                                  Managing Owner

                             By:
                                --------------------------------
                                Name:
                                Title:


                             CIS INVESTMENTS, INC.

                             By:
                                --------------------------------
                                Name:
                                Title:


                             JOHN W. HENRY & COMPANY, INC.

                             By:
                                --------------------------------
                                Name:
                                Title:


                             CARGILL INVESTOR SERVICES, INC.

                             By:
                                --------------------------------
                                Name:
                                Title:


                             CIS FINANCIAL SERVICES, INC.

                             By:
                                --------------------------------
                                Name:
                                Title:

                                                                       Exhibit A

                                   JWH GLOBAL TRUST
                             (A DELAWARE BUSINESS TRUST)

                     $50,000,000 OF UNITS OF BENEFICIAL INTEREST


                         (SUBSCRIPTION PRICE:  $100 PER UNIT
                       DURING THE INITIAL OFFERING PERIOD; NET
              ASSET VALUE PER UNIT DURING THE ONGOING OFFERING PERIOD)



                          ADDITIONAL SELLING AGENT AGREEMENT



                                                                _______ __, 1997

[Additional Selling Agent]


Dear Sirs:

    CIS Investments, Inc., a Delaware corporation (the "Managing Owner"), has caused the formation of a business trust pursuant to the Delaware Business Trust Act (the "Delaware Act") under the name, JWH GLOBAL TRUST (the "Trust"), for the purpose of engaging in speculative trading of futures contracts on currencies, interest rates, energy and agricultural products, metals and stock indices; options on such futures contracts, and spot and forward contracts on currencies and precious metals. As described in the Prospectus referred to below, the Trust will engage in speculative trading in the commodities markets under the direction of John W. Henry & Company, Inc. ("JWH"). The Trust proposes to make a public offering of units of beneficial interest in the Trust (the "Units") through us, Cargill Investor Services, Inc. (the "Lead Selling Agent"), on a best-efforts basis pursuant to the Selling Agreement dated as of ______ __, 1997 among us, the Trust and others (the "Selling Agreement"), a copy of which has been furnished to you. In connection with the proposed public offering, the Trust has filed with the United States Securities and Exchange Commission (the "SEC"), pursuant to the United States Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Units, and as part thereof a prospectus (Registration No. 333-16825) (which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus together with all amendments and supplements thereto in the forms filed with the SEC pursuant to Rule 424 under the Act shall be referred to herein as the "Prospectus"). Other selling agents, including those introduced by wholesalers ("Wholesalers") to us (the "Additional Selling Agents" and together with the Lead Selling Agent and the Wholesalers, the "Selling Agents"), may be selected by us with the consent of the Managing Owner. We have so selected you as an Additional Selling Agent. We confirm our agreement with you as follows. Capitalized terms used but otherwise not defined herein shall have the meanings ascribed to them in the Selling Agreement unless the context indicates otherwise.

    1.   APPOINTMENT AND UNDERTAKINGS OF THE ADDITIONAL SELLING AGENT

    (a) Subject to the terms and conditions set forth in this Agreement, the Selling Agreement and the Registration Statement, the Additional Selling Agent is hereby appointed, and hereby accepts such appointment, as one of the Trust's non-exclusive selling agents to offer and sell the Units on a best-efforts basis without any commitment on the Additional Selling Agent's part to purchase any Units. It is understood and agreed that the Lead Selling Agent, with the consent of the Managing Owner, may retain other selling agents (including those introduced by Wholesalers) and that the Additional Selling Agent or any other Additional Selling Agent, with the consent of the Lead Selling Agent and Managing Owner in their sole discretion, may retain correspondent selling agents ("Correspondents"). The Additional Selling Agent agrees to comply with the terms and conditions of this Agreement and any terms and conditions of the Selling Agreement applicable to Additional Selling Agents.

         The Additional Selling Agent from time to time will provide the Lead Selling Agent with a list of prospective Correspondents. Unless the prospective Correspondent has a verifiable preexisting relationship with the Lead Selling Agent (including previously having approached or been approached by the Lead Selling Agent about being an Additional Selling Agent for the Trust) as notified to the Additional Selling Agent in writing, such Correspondent shall only be permitted to offer Units as a Correspondent of the Additional Selling Agent pursuant to a Correspondent Selling Agreement in a form agreed to by the Additional Selling Agent.

    (b) The Additional Selling Agent agrees to use its reasonable efforts to procure subscriptions for the Units as long as this Agreement and the Selling Agreement remain in effect and to make the offering of Units at the offering price and minimum amounts and on the other terms and conditions set forth in the Prospectus and the Selling Agreement.

    (c) The Additional Selling Agent shall offer and sell Units only to persons and entities who satisfy the suitability and/or investment requirements set forth in the Prospectus and the subscription agreements attached thereto and who, to the Managing Owner's satisfaction, complete the subscription agreements and related subscription documents used in connection with the offering of the Units (the "Subscription Documents") and remit good funds for the full subscription price. The Additional Selling Agent shall conduct a thorough review of the suitability of each subscriber for Units that it solicits and of the Subscription Documents. The Additional Selling Agent shall not forward to the Managing Owner any Subscription Documents that are not in conformity with the requirements specified in the Prospectus and in the Subscription Documents appropriate for the particular subscriber, or that is illegible in any respect or is not fully completed, dated, or signed, or that represents the subscription of a person or entity not satisfying the suitability and/or investment requirements applicable to such person or entity. The Additional Selling Agent shall not execute any transactions in Units in a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

    The Additional Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Additional Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Trust, including the tax benefits (if any) described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Trust, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. In addition to submitting such information to the Managing Owner, the Additional Selling Agent agrees to maintain files of information disclosing the basis upon which the Additional Selling Agent determined that the suitability requirements of Section (b)(2) of Rule 2810 of the National Association of Securities Dealers, Inc. ("NASD") (formerly Section 3 of Appendix F of the NASD's Rules of Fair Practice) were met as to each subscriber (the basis for determining suitability may include the Subscription Documents and other certificates submitted by subscribers). In connection with making the foregoing representations and warranties, the Additional Selling Agent further represents and warrants that it has received copies of the Registration Statement, as amended to the date hereof, and the Prospectus and has, among other things, examined the following sections in the Prospectus and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Additional Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Trust and provides an adequate basis to subscribers for evaluating an investment in the Units:

         "Summary"
         "Risk Factors"
         "Investment Factors"
         "The Trust and Its Objectives"
         "John W. Henry & Company, Inc."
         "The Managing Owner"
         "Fiduciary Obligations of the Managing Owner"
         "Use of Proceeds"
         "Charges"
         "Conflicts of Interest"
         "Redemptions; Net Asset Value"
         "The Trust and the Trustee"
         "Federal Income Tax Aspects"

    In connection with making the representations and warranties set forth in this paragraph, the Additional Selling Agent has not relied on inquiries made by or on behalf of any other parties.

    The Additional Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

    The Additional Selling Agent shall offer and sell Units in compliance with the requirements set forth in the Registration Statement (particularly the "Subscription Requirements" attached as Exhibit B thereto), this Agreement and the Blue Sky Survey delivered to the Lead Selling Agent by the Managing Owner's counsel, a copy of which has been provided to the Additional Selling Agent.

The Additional Selling Agent represents and warrants that it shall comply fully at all times with all applicable federal and state securities and commodities laws (including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, as amended (the "CEA"), and the securities and Blue Sky laws of the jurisdictions in which the Additional Selling Agent solicits subscriptions, all applicable rules and regulations under such laws, and all applicable requirements, rules, policy statements and interpretations of the NASD, and the securities and commodities exchanges and other governmental and self-regulatory authorities and organizations having jurisdiction over it or the offering of Units). The Additional Selling Agent shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Managing Owner has not informed the Additional Selling Agent that counsel's advice has been received that the Units are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof or (ii) in which the Additional Selling Agent may not lawfully engage.

    The Additional Selling Agent further agrees to comply with the requirement under applicable federal and state securities laws to deliver to each offeree a Prospectus and any amendments or supplements thereto (including summary financial information, if available, after the Trust has commenced operations). Neither the Additional Selling Agent nor any of its employees, agents or representatives will use or distribute any marketing material or information other than that prepared by the Trust and the Managing Owner. It is, however, understood that the Additional Selling Agent may use documents that it prepares solely for the purpose of communicating with its Registered Representatives and Correspondents provided that the Additional Selling Agent provides to the Lead Selling Agent a copy of each such document prior to such use.

    (d) The additional services that the Additional Selling Agent will provide on an ongoing basis to Unitholders will include but not be limited to: (i) inquiring of the Managing Owner from time to time, at the request of Unitholders, as to the Net Asset Value of a Unit, (ii) inquiring of the Managing Owner from time to time at the request of the Unitholders, as to the commodities markets and the activities of the Fund, (iii) assisting, at the request of the Managing Owner, in the redemption of Units sold by the Additional Selling Agent,
(iv) responding to questions of Unitholders from time to time with respect to monthly account statements, annual reports and financial statements furnished to Unitholders, and (v) providing such other services to the owners of Units as the Managing Owner may, from time to time, reasonably request.

    All payments for subscriptions shall be made by transfer of funds to the escrow account of the Trust as described in the Prospectus, provided that any such arrangements must comply in all relevant respects with SEC Regulations 10b-9 and 15c2-4.

    (e) The Additional Selling Agent (i) acknowledges that, other than as set forth herein, it is not authorized to act as the agent of the Lead Selling Agent in any connection or transaction and (ii) agrees not to so act or to purport to so act.

    2.   COMPENSATION

    (a) In consideration for the Additional Selling Agent performing the obligations under this Agreement, the Lead Selling Agent shall pay the Additional Selling Agent a selling commission of

__% of the subscription value of the Unit(s) sold by the Additional Selling Agent. The selling commission payable in respect of Units sold to any investor eligible to be charged a Special Brokerage Fee Rate as described in the Prospectus shall be reduced by the difference between the standard brokerage fee rate and the applicable Special Brokerage Fee Rate (or, in the event that the Additional Selling Agent shares the selling commission with a Wholesaler, the Additional Selling Agent's proportionate share of such difference). Such commissions will be paid in respect of each subscription as promptly as practicable after the initial closing or each subsequent month-end closing.

    (b) The Additional Selling Agent shall receive ongoing compensation, payable monthly by the Lead Selling Agent, of __% per annum (or approximately __% per month) of the month-end Net Asset Value of the Units sold by a Registered Representative of the Additional Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Unit is redeemed) assuming (i) the Additional Selling Agent's continued registration with the Commodity Futures Trading Commission (the "CFTC") as a futures commission merchant or introducing broker and continued membership with the National Futures Association ("NFA") in such capacity and
(i) the Registered Representative's compliance with the additional requirements described in subsection 1(d), registration with the CFTC and compliance with all applicable proficiency requirements (including those imposed by the NASD as a condition of receiving "trailing commissions") by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam or being "grandfathered" from having to do so. Such ongoing compensation shall begin to accrue with respect to each Unit only after the end of the twelfth full month after the sale of such Unit. Ongoing compensation payable in respect of Units sold to any investor eligible to be charged a Special Brokerage Fee Rate as described in the Prospectus shall be reduced by the difference between the standard brokerage fee rate and the applicable Special Brokerage Fee Rate (or, in the event that the Additional Selling Agent shares ongoing compensation with an eligible Wholesaler, the Additional Selling Agent's proportionate share of such difference). In the event the Additional Selling Agent's Wholesaler, if any, is not eligible to receive ongoing compensation, the Additional Selling Agent shall receive the amount that would have been due to the Wholesaler in the absence of ineligibility. For purposes of determining when ongoing compensation should begin to accrue, Units sold during the Initial Offering Period (as defined in the Prospectus) shall not be deemed to be sold until the initial closing time and Units sold during the Ongoing Offering Period (as defined in the Prospectus) shall not be deemed to be sold until the day Units are issued, and in either case not the day when subscriptions are accepted by the Managing Owner or subscriptions funds are deposited in escrow.

    Furthermore, the Lead Selling Agent shall not compensate the Additional Selling Agent, and the Additional Selling Agent shall not compensate its employees or other persons, unless the recipient thereof is legally qualified and permitted to receive such compensation. Also, such ongoing compensation may be paid by the Lead Selling Agent to the Additional Selling Agent and by the Additional Selling Agent to its employees or other persons, only in respect of outstanding Units sold by such persons to Unitholders and only so long as the additional services described in Section 1(d) above are provided by such person to Unitholders. With respect to particular Units, substitute Registered Representatives who are appropriately registered and who agree to perform the services described in Section 1(d) above with respect to such Units ("Substitute Registered Representatives") may also receive ongoing compensation with respect to such Units.

    In case of Units with respect to which there is no Registered
Representative who is qualified to receive ongoing compensation as set forth above, the Lead Selling Agent will pay the Additional Selling Agent installment selling commissions at the same rate as in the case of ongoing compensation, but the sum of such installment selling commissions and the initial selling commission paid to the Additional Selling Agent and its Wholesaler, if any, is limited in amount, pursuant to applicable NASD policy, to 9.0% of the initial subscription price of the Units; provided, that no such installment selling commissions shall be payable until the Managing Owner and the Lead Selling Agent determine that the payment of such installment selling commission is in compliance with Rule 2810 of the NASD (formerly Appendix F of the NASD's Rules of Fair Practice) on aggregate compensation which may be received by the Selling Agents.

    In respect of Correspondents, if any, selected by the Additional Selling Agent (with the consent of the Lead Selling Agent and the Managing Owner), the Lead Selling Agent shall pay to the Additional Selling Agent selling commissions and ongoing compensation or installment sales commissions as set forth above, a portion (as agreed between the Additional Selling Agent and each such Correspondent) of which shall be passed on by the Additional Selling Agent to such Correspondents.

    The Additional Selling Agent agrees that it will promptly pass on to its Registered Representatives and Correspondents the applicable portions of the selling commissions received from the Lead Selling Agent to which such Registered Representatives and Correspondents are entitled pursuant to, respectively, the Additional Selling Agent's standard compensation procedures and the Additional Selling Agent's agreement with each such Correspondent.

    The Additional Selling Agent, although otherwise entitled to ongoing compensation, will not be entitled to receipt thereof with respect to particular Units (but may continue to receive installment selling commissions) for any month during any portion of which the Registered Representative who is receiving such ongoing compensation is at any time not properly registered with the CFTC or does not agree to provide the ongoing services described above. However, the Lead Selling Agent agrees that Substitute Registered Representatives may receive such ongoing compensation. The Additional Selling Agent shall, at the request of the Lead Selling Agent, inform the Lead Selling Agent of currently outstanding Units sold by the Additional Selling Agent or any Correspondent with respect to which ongoing compensation may not be paid.

    Ongoing compensation which cannot be paid because the Additional Selling Agent or its Correspondent (or a Registered Representative of either) has not met the eligibility requirements shall be retained by the Lead Selling Agent.

    The Additional Selling Agent shall not, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

    (c) Notwithstanding any other provision of this Agreement to the contrary, the Managing Owner shall have sole discretion to accept or reject any subscription for the Units in whole or in part.

    (d) The Lead Selling Agent agrees to make all payments to the Additional Selling Agent pursuant to this Section 2 within 15 days following the end of a monthly period in which compensation is earned. Notwithstanding anything above to the contrary, the Lead Selling Agent shall be liable to make ongoing compensation payments to the Additional Selling Agent only after the Lead Selling Agent, in its capacity of futures broker for the Trust, has actually received its brokerage fee from the Trust.

    3.   REPRESENTATIONS AND WARRANTIES OF THE LEAD SELLING AGENT

    The Lead Selling Agent hereby represents and warrants as follows:

    (a) The Lead Selling Agent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has power and authority to enter into and carry out its obligations under this Agreement.

    (b) The Lead Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, and registration or qualification under the laws of each state in which Lead Selling Agent will offer and sell Units); the performance by the Lead Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

    (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Lead Selling Agent and is a valid and binding agreement of the Lead Selling Agent enforceable against the Lead Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

    4.   REPRESENTATIONS AND WARRANTIES OF THE ADDITIONAL SELLING AGENT

    The Additional Selling Agent hereby represents and warrants as follows:

    (a) The Additional Selling Agent is a _____________ duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has power and authority to enter into and carry out its obligations under this Agreement.

    (b) The Additional Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, registration as a futures commission merchant or introducing broker under the CEA and membership with NFA, and registration or qualification under the laws of each state in which Additional Selling Agent will offer and sell Units); the performance by the Additional Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

    (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Additional Selling Agent and is a valid and binding agreement of the Additional Selling Agent enforceable against the Additional Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

    (d) Neither the Additional Selling Agent nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material for an investor's decision to purchase the Units which are not disclosed to the Trust, the Managing Owner or the Lead Selling Agent.

    (e) The information, if any, relating to the Additional Selling Agent which the Additional Selling Agent has furnished to the Trust and the Managing Owner for use in the Registration Statement is correct.

    5.   AUTHORIZATION UNDER THE SELLING AGREEMENT

    The Additional Selling Agent agrees to be bound by any action taken by the Lead Selling Agent or the Managing Owner, in accordance with the provisions of the Selling Agreement, to terminate the Selling Agreement or the offering of the Units, to consent to changes in the Selling Agreement or to approve of or object to further amendments to the Registration Statement or amendments or supplements to the Prospectus, if, in the judgment of the Lead Selling Agent or the Managing Owner, such action would be advisable. The Lead Selling Agent agrees that, at the Additional Selling Agent's request, the Lead Selling Agent will require any documents required to be delivered to or by the Lead Selling Agent pursuant to
Section 8 of the Selling Agreement to be addressed and delivered to the Additional Selling Agent.

    6.   COVENANTS OF THE LEAD SELLING AGENT

    (a) The Lead Selling Agent will provide the Additional Selling Agent with copies of any amendment or supplement to the Prospectus prior to filing with the CFTC and SEC. The Lead Selling Agent will notify the Additional Selling Agent immediately (i) when any amendment to the Registration Statement shall have become effective and (ii) of the issuance by the SEC, CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the Managing Owner as a commodity pool operator, the CFTC registration or NFA membership of the Lead Selling Agent as a futures commission merchant, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action, investigation or proceeding for that purpose.

    (b) The Lead Selling Agent will cause the Managing Owner to deliver to the Additional Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Additional Selling Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

    (c) The Lead Selling Agent will cause the Managing Owner to furnish to the Additional Selling Agent a reasonable number of copies of any amendment or amendments of, or supplement or supplements to, the Prospectus which will amend or supplement the Prospectus.

    (d) The Lead Selling Agent will cause the Managing Owner to deliver to the Additional Selling Agent copies of all written communications to any Unitholder (other than tax information) whose Units were sold by the Additional Selling Agent or its Correspondents.

    7.   INDEMNIFICATION AND CONTRIBUTION

    (a) The Lead Selling Agent shall indemnify, hold harmless, and defend the Additional Selling Agent and any person who controls the Additional Selling Agent within the meaning of Section 15 of the 1933 Act, to the same extent, and subject to the same conditions and procedural requirements, that the Managing Owner agrees to indemnify the Lead Selling Agent pursuant to Section 9 of the Selling Agreement; provided that, in no case shall the Lead Selling Agent be liable under this indemnity to the Additional Selling Agent if the loss, liability, claim, damages or expense of the Additional Selling Agent arises out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading made in reliance upon and in conformity with information relating to the Additional Selling Agent and furnished or approved by the Additional Selling Agent. In addition, the Lead Selling Agent shall indemnify, hold harmless and defend the Additional Selling Agent (and any controlling person) for any loss, liability, claim, damage or expense incurred by the Additional Selling Agent arising from any breach of this Agreement by the Lead Selling Agent. The Additional Selling Agent agrees that in no event shall JWH be liable to it directly for any loss, liability, claim, damage or expense whatsoever suffered by the Additional Selling Agent in connection with the offering of Units or this Agreement.

    (b) The Additional Selling Agent shall indemnify, hold harmless, and defend the Trust, the Managing Owner, the Lead Selling Agent, JWH and any person who controls any of the foregoing within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense whatsoever incurred by any such party arising from any material breach by the Additional Selling Agent of its representations, warranties, obligations and undertakings set forth in this

Agreement. The Trust, the Managing Owner and JWH are expressly made third party beneficiaries of this Agreement.

    (c) If the indemnification provided for in this Section 7 shall not be permitted under applicable law in respect of any loss, liability, claim, damage or expense referred to herein, then the indemnitor shall, in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense, (A) in such proportion as shall be appropriate to reflect the relative benefits received by the Lead Selling Agent on the one hand and the Additional Selling Agent on the other from the offering of the Units by the Additional Selling Agent or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the Lead Selling Agent on the one hand the Additional Selling Agent on the other with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Lead Selling Agent on the one hand or the Additional Selling Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this
Section 7 were to be determined by a pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by the indemnified party as a result of the loss, liability, claim, damage or expense referred to above in this Section 7, shall be deemed to include, for purpose of this Section 7, any legal or other expenses reasonably incurred by such otherwise indemnified party in connection with investigating or defending any such action or claim.

    8.   TERMINATION

    (a) This Agreement shall terminate on the earlier of (i) such date as the Lead Selling Agent may determine by giving 30 days' prior written notice to the Additional Selling Agent, (ii) the termination of the Selling Agreement or the offering of the Units or (iii) by the Lead Selling Agent, without notice, upon breach by the Additional Selling Agent of, or non-compliance by the Additional Selling Agent with, any material term of this Agreement.

    (b) The Additional Selling Agent shall have the right to terminate its participation under this Agreement (i) at any time upon breach by the Lead Selling Agent of or non-compliance with, any material term of this Agreement; and (ii) at any time upon thirty business days' prior written notice of such termination to the Lead Selling Agent and the Trust.

    (c) The termination of this Agreement for any reason set forth in Sections 8(a)(i), 8(a)(ii) or 8(b) shall not affect (i) the ongoing obligations of the Lead Selling Agent to pay selling commissions, ongoing compensation or installment selling commissions accrued prior to the termination hereof, (ii) the Additional Selling Agent's obligations under Section 1(d) hereof or

(iii) the indemnification obligations under Section 7 hereof. In the event this Agreement is terminated pursuant to Section 8(a)(iii), the Lead Selling Agent may withhold accrued but unpaid selling commissions and ongoing compensation or installment selling commissions due the Additional Selling Agent until the Lead Selling Agent has been put in the same financial position as it would have been in absent such breach or non-compliance.

    9.   CONFIDENTIALITY

    (a) The Lead Selling Agent hereby covenants and agrees that under no circumstances will it solicit any of the Additional Selling Agent's customers whose names become known to the Lead Selling Agent in connection with the offering of the Units. The Lead Selling Agent agrees that it will take such steps to ensure the confidentiality of the Additional Selling Agent's client list as the Additional Selling Agent may reasonably request.

    (b) The Additional Selling Agent hereby covenants and agrees that under no circumstances will it solicit any customer of the Lead Selling Agent or any other Additional Selling Agent for the Trust whose name becomes known to the Additional Selling Agent in connection with the offering of the Units. The Additional Selling Agent agrees that it will take such steps to ensure the confidentiality of the Lead Selling Agent's or any other Additional Selling Agent's client list as the owner of such list may reasonably request. The Additional Selling Agent further covenants and agrees not to solicit any selling agent which has been introduced to the Lead Selling Agent by any Wholesaler or any other Additional Selling Agent.

    10.  MISCELLANEOUS

    (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that a party hereto may not assign any rights, obligations, or liabilities hereunder without the prior written consent of the other parties.

    (b) All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered or, when given by registered mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

    if to the Lead Selling Agent:

         Cargill Investor Services, Inc.
         233 South Wacker Drive, Suite 2300
         Chicago, Illinois  60606
    if to the Additional Selling Agent:

         ------------------------
         ------------------------
         ------------------------

    (c) This Agreement shall be governed by, and construed in accordance with, the law of the State of Illinois without regard to the principles of choice of law thereof.

    (d) All captions used in this Agreement are for convenience only, are not a part hereof, and are not to be used in construing or interpreting any aspect hereof.

    (e) This Agreement may be executed in counterparts, each such counterpart to be deemed an original, but which all together shall constitute one and the same instrument.

    (f) This Agreement may not be amended except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

    (g) The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us in accordance with its terms.

                                            Very truly yours,

                                            CARGILL INVESTOR SERVICES, INC.

                                            By:
                                                 -------------------------------
                                                 Its
                                                    ----------------------------

CONFIRMED AND ACCEPTED

[Additional Selling Agent]

By:
   ----------------------------------
     Its
        -----------------------------

                                                                       Exhibit B

                                   JWH GLOBAL TRUST
                             (A DELAWARE BUSINESS TRUST)

                     $50,000,000 OF UNITS OF BENEFICIAL INTEREST


                         (SUBSCRIPTION PRICE:  $100 PER UNIT
                       DURING THE INITIAL OFFERING PERIOD; NET
               ASSET VALUE PER UNIT DURING THE ONGOING OFFERING PERIOD)



                                WHOLESALING AGREEMENT



                                                                _______ __, 1997

[Wholesaler]


Dear Sirs:

    CIS Investments, Inc., a Delaware corporation (the "Managing Owner"), has caused the formation of a business trust pursuant to the Delaware Business Trust Act (the "Delaware Act") under the name, JWH GLOBAL TRUST (the "Trust"), for the purpose of engaging in speculative trading of futures contracts on currencies, interest rates, energy, and agricultural products, metals and stock indices; options on such futures contracts; and spot and forward contracts on currencies and precious metals. As described in the Prospectus referred to below, the Trust will engage in speculative trading in the commodities markets under the direction of John W. Henry & Company, Inc. ("JWH"). The Trust proposes to make a public offering of units of beneficial interest in the Trust (the "Units") through us, Cargill Investor Services, Inc. (the "Lead Selling Agent"), on a best-efforts basis pursuant to the Selling Agreement dated as of ______ __, 1997 among us, the Trust and others (the "Selling Agreement"), a copy of which has been furnished to you (the "Wholesaler"). In connection with the proposed public offering, the Trust has filed with the United States Securities and Exchange Commission (the "SEC"), pursuant to the United States Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Units, and as part thereof a prospectus (Registration No. 333-16825) (which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus together with all amendments and supplements thereto in the forms filed with the SEC pursuant to Rule 424 under the Act shall be referred to herein as the "Prospectus"). Other selling agents, including those introduced by wholesalers ("Wholesalers") to us (the "Additional Selling Agents" and together with the Lead Selling Agent, the "Selling Agents"), may be selected by us with the consent of the Managing Owner. You have agreed to act as a Wholesaler. We confirm our agreement with you as follows. Capitalized terms used but otherwise not defined herein shall have the meanings ascribed to them in the Selling Agreement unless the context indicates otherwise.

    1.   APPOINTMENT AND UNDERTAKINGS OF THE WHOLESALER

    (a) Subject to the terms and conditions set forth in this Agreement, the Selling Agreement and the Registration Statement, the Wholesaler is hereby appointed, and hereby accepts such appointment, as one of the Trust's non-exclusive Wholesalers to identify and introduce to the Lead Selling Agent one or more Additional Selling Agents. It is understood and agreed that the Lead Selling Agent, with the consent of the Managing Owner, may retain other Wholesalers and Selling Agents (including those introduced by the Wholesaler or other Wholesalers) and that an Additional Selling Agent, with the consent of the Lead Selling Agent and Managing Owner in their sole discretion, may retain correspondent selling agents ("Correspondents"). The Wholesaler agrees to comply with the terms and conditions of this Agreement and any terms and conditions of the Selling Agreement applicable to Wholesalers.

    (b) The Wholesaler agrees to use diligent efforts, so long as this Agreement and the Selling Agreement remain in effect, to identify and introduce to the Lead Selling Agent one or more Additional Selling Agents, each of which shall agree to offer and sell the Units on a best-efforts basis without any commitment on the Additional Selling Agent's part to purchase any Units pursuant to an Additional Selling Agent Agreement (the form of which is attached as Exhibit A to the Selling Agreement) with the Lead Selling Agent.

    (c) The Wholesaler covenants and agrees to wholesale Units through registered or exempt broker-dealers which are each members of the National Association of Securities Dealers, Inc. ("NASD") and which have signed Additional Selling Agent Agreements with the Lead Selling Agent. The Wholesaler's wholesaling activities will consist primarily of providing sales literature and other information, all of which shall have been prepared or approved by the Trust and the Managing Owner, concerning the Trust to qualified broker-dealers and their principals and Registered Representatives who will be participating in the offering of Units and assisting such persons in marketing Units and in providing additional services on an ongoing basis to Unitholders. The Wholesaler may participate in presentations to prospective investors, receive or handle any part of the purchase price paid for Units or effect any transactions in Units.

    (d) The Wholesaler shall offer and sell Units in compliance with the requirements set forth in the Registration Statement (particularly the "Subscription Requirements" attached as Exhibit B thereto), this Agreement and the Blue Sky Survey delivered to the Lead Selling Agent by the Managing Owner's counsel, a copy of which has been provided to the Wholesaler and each Additional Selling Agent introduced by the Wholesaler. The Wholesaler represents and warrants that it shall comply fully at all times with all applicable federal and state securities and commodities laws (including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, as amended (the "CEA"), and the securities and Blue Sky laws of the jurisdictions in which the Wholesaler solicits subscriptions, all applicable rules and regulations under such laws, and all applicable requirements, rules, policy statements and interpretations of the NASD, and the securities and commodities exchanges and other governmental and self-regulatory authorities and organizations having jurisdiction over it or the offering of Units). The Wholesaler shall under no circumstances engage in any activities hereunder in any jurisdiction

(i) in which the Managing Owner has not informed the Wholesaler that counsel's advice has been received that the Units are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof or (ii) in which the Wholesaler may not lawfully engage.

    (e) The Wholesaler further covenants and agrees to comply with any terms and conditions of the Selling Agreement applicable to Additional Selling Agents and the provisions of Sections 2(f)(i) to (iii) hereof applicable to Additional Selling Agents.

    (f) The Wholesaler has received copies of the Registration Statement, as amended to the date hereof, and the Prospectus. The Wholesaler further acknowledges, and agrees to assist each Additional Selling introduced by it (references hereafter in this Agreement, except Sections 8 and 10, to Additional Selling Agent(s) shall mean only those Additional Selling Agent(s) introduced to the Lead Selling Agent by the Wholesaler) in compliance with, the following:

         (i) Units shall be offered at the offering price and minimum amounts and on the other terms and conditions set forth in the Prospectus and the Selling Agreement. The Additional Selling Agents shall offer and sell Units only to persons and entities who satisfy the suitability and/or investment requirements set forth in the Prospectus and the subscription agreements attached thereto and who, to the Managing Owner's satisfaction, complete the subscription agreements and related subscription documents used in connection with the offering of the Units (the "Subscription Documents") and remit good funds for the full subscription price. An Additional Selling Agent shall conduct a thorough review of the suitability of each subscriber for Units that it solicits and of the Subscription Documents. The Additional Selling Agent shall not forward to the Managing Owner any Subscription Documents that are not in conformity with the requirements specified in the Prospectus and in the Subscription Documents appropriate for the particular subscriber, or that are illegible in any respect or are not fully completed, dated, or signed, or that represents the subscription of a person or entity not satisfying the suitability and/or investment requirements applicable to such person or entity. No Additional Selling Agent shall execute any transactions in Units in a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

         An Additional Selling Agent shall not recommend the purchase of Units to any subscriber unless the Additional Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Trust, including the tax benefits (if any) described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Trust, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. In addition to submitting such information to the Managing Owner, the Additional Selling Agent shall agree to maintain files of information disclosing the basis upon which the Additional

    Selling Agent determined that the suitability requirements of Section
    (b)(2) of Rule 2810 of the NASD (formerly Section 3 of Appendix F of the NASD's Rules of Fair Practice) were met as to each subscriber (the basis for determining suitability may include the Subscription Documents and other certificates submitted by subscribers). In connection with making the foregoing representations and warranties, the Additional Selling Agent shall further represent and warrant that it has, among other things, examined the following sections in the Prospectus and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Additional Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Trust and provides an adequate basis to subscribers for evaluating an investment in the Units:


              "Summary"
              "Risk Factors"
              "Investment Factors"
              "The Trust and Its Objectives"
              "John W. Henry & Company, Inc."
              "The Managing Owner"
              "Fiduciary Obligations of the Managing Owner"
              "Use of Proceeds"
              "Charges"
              "Conflicts of Interest"
              "Redemptions; Net Asset Value"
              "The Trust and the Trustee"
              "Federal Income Tax Aspects"

         In connection with making the representations and warranties set forth in this paragraph, the Additional Selling Agent shall not rely on inquiries made by or on behalf of any other parties.

         The Additional Selling Agents shall inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

         The Additional Selling Agent shall offer and sell Units in compliance with the requirements set forth in the Registration Statement (particularly the "Subscription Requirements" attached as Exhibit B thereto), this Agreement and the Blue Sky Survey delivered to the Lead Selling Agent by the Managing Owner's counsel, a copy of which has been provided to each Additional Selling Agent. An Additional Selling Agent shall represent and warrant that it shall comply fully at all times with all applicable federal and state securities and commodities laws (including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, as amended (the "CEA"), and the securities and Blue Sky laws of the jurisdictions in which the Additional Selling Agent solicits subscriptions, all applicable rules and regulations under such laws, and all applicable requirements, rules, policy statements and interpretations of the NASD, and the securities and commodities exchanges and other governmental and self-regulatory authorities and organizations having jurisdiction over it or the offering of Units). The Additional Selling Agent shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Managing Owner has not informed the Additional Selling Agent that counsel's advice has been received that the Units are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof or (ii) in which the Additional Selling Agent may not lawfully engage.

         Each Additional Selling Agent shall further agree to comply with the requirement under applicable federal and state securities laws to deliver to each offeree a Prospectus and any amendments or supplements thereto (including summary financial information, if available, after the Trust has commenced operations). Neither the Additional Selling Agent nor any of its employees, agents or representatives will use or distribute any marketing material or information other than that prepared by the Trust and the Managing Owner.

         (ii) The additional services that an Additional Selling Agent will provide on an ongoing basis to Unitholders will include but not be limited to: (i) inquiring of the Managing Owner from time to time, at the request of Unitholders, as to the Net Asset Value of a Unit, (ii) inquiring of the Managing Owner from time to time at the request of the Unitholders, as to the commodities markets and the activities of the Fund, (iii) assisting, at the request of the Managing Owner, in the redemption of Units sold by the Additional Selling Agent, (iv) responding to questions of Unitholders from time to time with respect to monthly account statements, annual reports and financial statements furnished to Unitholders, and (v) providing such other services to the owners of Units as the Managing Owner may, from time to time, reasonably request.

         All payments for subscriptions shall be made by transfer of funds to the escrow account of the Trust as described in the Prospectus, provided that any such arrangements must comply in all relevant respects with SEC Regulations 10b-9 and 15c2-4.

    (g) The Wholesaler (i) acknowledges that, other than as set forth herein, it is not authorized to act as the agent of the Lead Selling Agent in any connection or transaction and (ii) agrees not to so act or to purport to so act.

    2.   COMPENSATION

    (a) In consideration for the Wholesaler performing the obligations under this Agreement, the Lead Selling Agent shall pay the Wholesaler a selling commission of __% of the subscription value of the Unit(s) sold by each Additional Selling Agent (it being understood that the Lead Selling Agent shall pay each Additional Selling Agent's share of selling commission, ongoing compensation or installment selling commissions directly to such Additional Selling Agent in accordance with the applicable Additional Selling Agent Agreement). The selling commission payable in respect of Units sold to any investor eligible to be charged a Special Brokerage Fee Rate as described in the

Prospectus shall be reduced by the Wholesaler's proportionate share of the difference between the standard brokerage fee rate and the applicable Special Brokerage Fee Rate. Such commissions will be paid in respect of each subscription as promptly as practicable after the initial closing or each subsequent month-end closing.


    (b) The Wholesaler shall receive ongoing compensation, payable monthly by the Lead Selling Agent, of __% per annum (or approximately __% per month) of the month-end Net Asset Value of the Units sold by a Registered Representative of an Additional Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Unit is redeemed) assuming (i) the continued registration of the Wholesaler (or the firm with which the Wholesaler is associated) and the Additional Selling Agent with the Commodity Futures Trading Commission (the "CFTC") as futures commission merchants or introducing brokers and continued membership with the National Futures Association ("NFA") in such capacity and (i) the Wholesaler's and the Registered Representative's compliance with the additional requirements described in subsection 1(f)(ii), registration with the CFTC and compliance with all applicable proficiency requirements (including those imposed by the NASD as a condition of receiving "trailing commissions") by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam or being "grandfathered" from having to do so. Such ongoing compensation shall begin to accrue with respect to each Unit only after the end of the twelfth full month after the sale of such Unit. Ongoing compensation payable in respect of Units sold to any investor eligible to be charged a Special Brokerage Fee Rate as described in the Prospectus shall be reduced by the wholesaler's proportionate share of the difference between the standard brokerage fee rate and the applicable Special Brokerage Fee Rate. For purposes of determining when ongoing compensation should begin to accrue, Units sold during the Initial Offering Period (as defined in the Prospectus) shall not be deemed to be sold until the initial closing time and Units sold during the Ongoing Offering Period (as defined in the Prospectus) shall not be deemed to be sold until the day Units are issued, and in either case not the day when subscriptions are accepted by the Managing Owner or subscriptions funds are deposited in escrow.

    Furthermore, the Lead Selling Agent shall not compensate the Wholesaler unless the Wholesaler is legally qualified and permitted to receive such compensation. Also, such ongoing compensation may be paid by the Lead Selling Agent to the Wholesaler only in respect of outstanding Units sold by an Additional Selling Agent or any of its Registered Representatives to Unitholders and only so long as the additional services described in Section 1(f)(ii) above are provided by the Wholesaler and such person to Unitholders. With respect to particular Units, substitute Registered Representatives who are appropriately registered and who agree in writing to perform the services described in Section 1(f)(ii) above with respect to such Units ("Substitute Registered Representatives") may also receive ongoing compensation with respect to such Units.

    If the Wholesaler is not qualified to receive ongoing compensation as set forth above, the Lead Selling Agent will pay the Wholesaler installment selling commissions at the same rate as in the case of ongoing compensation, but the sum of such installment selling commissions and the initial selling commission paid to the Wholesaler and each Additional Selling Agent is limited in amount, pursuant to applicable NASD policy, to 9.0% of the initial subscription price of the Units sold by each Registered Representative of such Additional Selling Agent; provided, that no such installment selling commissions shall be payable until the Managing Owner and the Lead Selling Agent determine that the payment of such installment selling commission is in compliance with Rule 2810 of the NASD (formerly Appendix F of the NASD's Rules of Fair Practice) on aggregate compensation which may be received by the Selling Agents. In respect of Units sold by its Registered Representatives who are eligible to receive ongoing compensation, each Additional Selling Agent shall receive the amount of ongoing compensation that is not paid to the Wholesaler because the Wholesaler is not eligible to receive ongoing compensation but that would have been due on such Units to the Wholesaler in the absence of such ineligibility.

    The Wholesaler, although otherwise entitled to ongoing compensation, will not be entitled to receipt thereof with respect to particular Units (but may continue to receive installment selling commissions) for any month during any portion of which the Registered Representative of an Additional Selling Agent who is receiving such ongoing compensation is at any time not properly registered with the CFTC or does not agree to provide the ongoing services described above.

    Ongoing compensation which cannot be paid because an Additional Selling Agent or its Correspondent (or a Registered Representative of either) has not met the eligibility requirements shall be retained by the Lead Selling Agent.

    The Wholesaler shall not, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

    (c) Notwithstanding any other provision of this Agreement to the contrary, the Managing Owner shall have sole discretion to accept or reject any subscription for the Units in whole or in part.

    (d) The Lead Selling Agent agrees to make all payments to the Wholesaler pursuant to this Section 2 within 15 days following the end of a monthly period in which compensation is earned. Notwithstanding anything above to the contrary, the Lead Selling Agent shall be liable to make ongoing compensation payments to the Wholesaler only after the Lead Selling Agent, in its capacity of futures broker for the Trust, has actually received its brokerage fee from the Trust.

    3.   REPRESENTATIONS AND WARRANTIES OF THE LEAD SELLING AGENT

    The Lead Selling Agent hereby represents and warrants as follows:

    (a) The Lead Selling Agent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has power and authority to enter into and carry out its obligations under this Agreement.

    (b) The Lead Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, and registration or qualification under the laws of each state in which Lead Selling Agent will offer and sell Units); the performance by the Lead Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

    (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Lead Selling Agent and is a valid and binding agreement of the Lead Selling Agent enforceable against the Lead Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

    4.   REPRESENTATIONS AND WARRANTIES OF THE WHOLESALER

    The Wholesaler hereby represents and warrants as follows:

    (a) The Wholesaler is a ____________ duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has power and authority to enter into and carry out its obligations under this Agreement.

    (b) The Wholesaler has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement; the performance by the Wholesaler of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

    (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Wholesaler and is a valid and binding agreement of the Wholesaler enforceable against the Wholesaler in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

    (d) Neither the Wholesaler nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material for an investor's decision to purchase the Units which are not disclosed to the Trust, the Managing Owner or the Lead Selling Agent.

    (e) The information, if any, relating to the Wholesaler which it has furnished to the Trust and the Managing Owner for use in the Registration Statement is correct.

    5.   AUTHORIZATION UNDER THE SELLING AGREEMENT

    The Wholesaler agrees to be bound by any action taken by the Lead Selling Agent or the Managing Owner, in accordance with the provisions of the Selling Agreement, to terminate the Selling Agreement or the offering of the Units, to consent to changes in the Selling Agreement or to approve of or object to further amendments to the Registration Statement or amendments or supplements to the Prospectus, if, in the judgment of the Lead Selling Agent or the Managing Owner, such action would be advisable. [The Lead Selling Agent agrees that, at the Wholesaler's request, the Lead Selling Agent will require any documents required to be delivered to or by the Lead Selling Agent pursuant to Section 8 of the Selling Agreement to be addressed and delivered to the Wholesaler.]

    6.   COVENANTS OF THE LEAD SELLING AGENT

    (a) The Lead Selling Agent will notify the Wholesaler immediately (i) when any amendment to the Registration Statement shall have become effective and (ii) of the issuance by the SEC, CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the Managing Owner as a commodity pool operator, the CFTC registration or NFA membership of the Lead Selling Agent as a futures commission merchant, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose.

    (b) The Lead Selling Agent will cause the Managing Owner to deliver to the Wholesaler as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Wholesaler may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

    (c) The Lead Selling Agent will cause the Managing Owner to furnish to the Wholesaler a reasonable number of copies of any amendment or amendments of, or supplement or supplements to, the Prospectus which will amend or supplement the Prospectus.

    7.   INDEMNIFICATION

    (a) The Lead Selling Agent shall indemnify, hold harmless, and defend the Wholesaler and any person who controls the Wholesaler within the meaning of
Section 15 of the 1933 Act, to the same extent, and subject to the same conditions and procedural requirements, that the Managing Owner agrees to indemnify the Lead Selling Agent pursuant to Section 9 of the Selling Agreement; provided that in no case shall the Lead Selling Agent be liable under this indemnity to the Wholesaler if the loss, liability, claim, damages or expense of the Wholesaler arises out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading made in reliance upon and in conformity with information relating to the Wholesaler and furnished or approved by the Wholesaler. The Wholesaler agrees that in no event shall JWH be liable to it directly for any loss, liability, claim, damage or expense whatsoever suffered by the Wholesaler in connection with the offering of Units or this Agreement.

    (b) The Wholesaler shall indemnify, hold harmless, and defend the Trust, the Managing Owner, the Lead Selling Agent, JWH and any person who controls any of the foregoing within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense whatsoever incurred by any such party arising from any material breach by the Wholesaler of its representations, warranties, obligations and undertakings set forth in this Agreement. The Trust, the Managing Owner and JWH are expressly made third party beneficiaries of this Agreement.

    8.   TERMINATION

    (a) This Agreement shall terminate on the earlier of (i) such date as the Lead Selling Agent may determine by giving 30 days' prior written notice to the Wholesaler, (ii) the termination of the Selling Agreement or the offering of the Units or (iii) by the Lead Selling Agent, without notice, upon breach by the Wholesaler of, or non-compliance by the Wholesaler with, any material term of this Agreement.

    (b) The termination of this Agreement for any reason set forth in Sections 8(a)(i) or 8(a)(ii) shall not affect (i) the ongoing obligations of the Lead Selling Agent to pay selling commissions, ongoing compensation or installment selling commissions accrued prior to the termination hereof, (ii) the Wholesaler's obligations under Section 1(f)(ii) hereof or (iii) the indemnification obligations under Section 7 hereof. In the event this Agreement is terminated pursuant to Section 8(a)(iii), the Lead Selling Agent may withhold accrued but unpaid selling commissions and ongoing compensation or installment selling commissions due the Wholesaler until the Lead Selling Agent has been put in the same financial position as it would have been in absent such breach or non-compliance.

    9.   CONFIDENTIALITY

    (a) The Lead Selling Agent hereby covenants and agrees that under no circumstances will it solicit any of the Wholesaler's customers whose names become known to the Lead Selling Agent in connection with the offering of the Units. The Lead Selling Agent agrees that it will take such steps to ensure the confidentiality of the Wholesaler's client list as the Wholesaler may reasonably request.

    (b) The Wholesaler hereby covenants and agrees that under no circumstances will it solicit any customer of the Lead Selling Agent, any other Wholesaler or any Additional Selling Agent for the Trust whose name becomes known to the Wholesaler in connection with the offering of the Units. The Wholesaler agrees that it will take such steps to ensure the confidentiality of the Lead Selling Agent's, any other Wholesaler's or any Additional Selling Agent's client list as the owner of such list may reasonably request. The Wholesaler further covenants and agrees not to solicit any selling agent which has been introduced to the Lead Selling Agent by any other Wholesaler or any Additional Selling Agent.

    10.  MISCELLANEOUS

    (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that a party hereto may not assign any rights, obligations, or liabilities hereunder without the prior written consent of the other parties.

    (b) All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered or, when given by registered mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

    if to the Lead Selling Agent:

         Cargill Investor Services, Inc.
         233 South Wacker Drive, Suite 2300
         Chicago, Illinois  60606

    if to the Wholesaler:

         ------------------------
         ------------------------
         ------------------------

    (c) This Agreement shall be governed by, and construed in accordance with, the law of the State of Illinois without regard to the principles of choice of law thereof.

    (d) All captions used in this Agreement are for convenience only, are not a part hereof, and are not to be used in construing or interpreting any aspect hereof.

    (e) This Agreement may be executed in counterparts, each such counterpart to be deemed an original, but which all together shall constitute one and the same instrument.

    (f) This Agreement may not be amended except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

    (g) The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us in accordance with its terms.

                                            Very truly yours,

                                            CARGILL INVESTOR SERVICES, INC.

                                            By:
                                                 -------------------------------
                                                 Its
                                                    ----------------------------

CONFIRMED AND ACCEPTED

[Wholesaler]

By:
   ----------------------------
     Its
        -----------------------

                                                                       Exhibit C

                                   JWH GLOBAL TRUST
                             (A DELAWARE BUSINESS TRUST)

                     $50,000,000 OF UNITS OF BENEFICIAL INTEREST


                         (SUBSCRIPTION PRICE:  $100 PER UNIT
                       DURING THE INITIAL OFFERING PERIOD; NET
              ASSET VALUE PER UNIT DURING THE ONGOING OFFERING PERIOD)



                        CORRESPONDENT SELLING AGENT AGREEMENT


                                                                          , 1997
                                                                ------- --

[Correspondent Selling Agent]


Dear Sirs:

     CIS Investments, Inc., a Delaware corporation (the "Managing Owner"), has caused the formation of a business trust pursuant to the Delaware Business Trust Act (the "Delaware Act") under the name, JWH GLOBAL TRUST (the "Trust"), for the purpose of engaging in speculative trading of futures contracts on currencies, interest rates, energy, and agricultural products, metals and stock indices; options on such futures contracts; and spot and forward contracts on currencies and precious metals. As described in the Prospectus referred to below, the Trust will engage in speculative trading in the commodities markets under the direction of John W. Henry & Company, Inc. ("JWH"). The Trust proposes to make a public offering of units of beneficial interest in the Trust (the "Units") through Cargill Investor Services, Inc. (the "Lead Selling Agent") on a best-efforts basis pursuant to the Selling Agreement dated as of _______ __, 1997 among the Lead Selling Agent, the Trust and others (the "Selling Agreement"), a copy of which has been furnished to you. In connection with the proposed public offering, the Trust has filed with the United States Securities and Exchange Commission (the "SEC"), pursuant to the United States Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Units, and as part thereof a prospectus (Registration No. 333-16825) (which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus together with all amendments and supplements thereto in the forms filed with the SEC pursuant to Rule 424 under the Act shall be referred to herein as the "Prospectus"). The Lead Selling Agent has, with the consent of the Managing Owner, selected _______________ as an Additional Selling Agent. Other selling agents (each a "Correspondent Selling Agent") may be selected by the Additional Selling Agent, with the consent of the Managing Owner and the Lead Selling Agent. You have been so selected by the Additional Selling Agent. We understand that you are willing to use your best efforts to market the Units. We confirm our agreement with you as follows. Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to them in the Selling Agreement unless the context indicates otherwise.

     1.   APPOINTMENT AND UNDERTAKINGS OF THE CORRESPONDENT SELLING AGENT

     (a) Subject to the terms and conditions set forth in this Agreement, the Selling Agreement and the Registration Statement, the Correspondent Selling Agent is hereby appointed, and hereby accepts such appointment, as one of the Trust's non-exclusive selling agents to offer and sell the Units on a best-efforts basis without any commitment on the Correspondent Selling Agent's part to purchase any Units. It is understood and agreed that the Lead Selling Agent, with the consent of the Managing Owner, may retain other selling agents and that the Additional Selling Agent, with the consent of the Lead Selling Agent and Managing Owner in their sole discretion, may retain other correspondent selling agents. The Correspondent Selling Agent agrees to comply with the terms and conditions of this Agreement and any terms and conditions of the Selling Agreement applicable to selling agents.

     (b) The Correspondent Selling Agent agrees to use its reasonable efforts to procure subscriptions for the Units as long as this Agreement and the Selling Agreement remain in effect. The Correspondent Selling Agent agrees to make the offering of Units at the offering price and minimum amounts and on the other terms and conditions set forth in the Prospectus and the Selling Agreement.

     (c) The Correspondent Selling Agent shall offer and sell Units only to persons and entities who satisfy the suitability and/or investment requirements set forth in the Prospectus and the subscription agreements attached thereto and who, to the Managing Owner's satisfaction, complete the subscription agreements and related subscription documents used in connection with the offering of the Units (the "Subscription Documents") and remit good funds for the full subscription price. The Correspondent Selling Agent shall conduct a thorough review of the suitability of each subscriber for Units that it solicits and of the Subscription Documents. The Correspondent Selling Agent shall not forward to the Additional Selling Agent any Subscription Documents that are not in conformity with the requirements specified in the Prospectus and in the Subscription Documents appropriate for the particular subscriber, or that is illegible in any respect or is not fully completed, dated, or signed, or that represents the subscription of a person or entity not satisfying the suitability and/or investment requirements applicable to such person or entity. The Correspondent Selling Agent shall not execute any transactions in Units in a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

     The Correspondent Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Correspondent Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Trust, including the tax benefits (if any) described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Trust, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. In addition to submitting such information to the Managing Owner, the Correspondent Selling Agent agrees to maintain files of information disclosing the basis upon which the Correspondent Selling Agent determined that the suitability requirements of Section (b)(2) of Rule 2810 of the National Association of Securities Dealers, Inc. ("NASD") were met as to each subscriber (the basis for determining suitability may include the Subscription Documents and other certificates submitted by subscribers). In connection with making the foregoing representations and warranties, the Correspondent Selling Agent further represents and warrants that it has received copies of the Registration Statement, as amended to the date hereof, and the Prospectus and has, among other things, examined the following sections in the Prospectus and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Correspondent Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Trust and provides an adequate basis to subscribers for evaluating an investment in the Units:

          "Summary"
          "Risk Factors"
          "Investment Factors"
          "The Trust and Its Objectives"
          "John W. Henry & Company, Inc."
          "The Managing Owner"
          "Fiduciary Obligations of the Managing Owner"
          "Use of Proceeds"
          "Charges"
          "Conflicts of Interest"
          "Redemptions; Net Asset Value"
          "The Trust and the Trustee"
          "Federal Income Tax Aspects"

     In connection with making the representations and warranties set forth in this paragraph, the Correspondent Selling Agent has not relied on inquiries made by or on behalf of any other parties.

     The Correspondent Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

     The Correspondent Selling Agent shall offer and sell Units in compliance with the requirements set forth in the Registration Statement and Prospectus (particularly the "Subscription Requirements" attached as Exhibit B thereto), this Agreement and the Blue Sky Survey delivered to the Lead Selling Agent by the Managing Owner's counsel, a copy of which has been provided to the Correspondent Selling Agent. The Correspondent Selling Agent represents and warrants that it shall comply fully at all times with all applicable federal and state securities and commodities laws (including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, as amended (the "CEA"), and the securities and Blue Sky laws of the jurisdictions in which the Correspondent Selling Agent solicits subscriptions, all applicable rules and regulations under such laws, and all applicable requirements, rules, policy statements and interpretations of the NASD, and the securities and commodities exchanges and other governmental and self-regulatory authorities and organizations having jurisdiction over it or the offering of Units). The Correspondent Selling Agent shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Managing Owner has not informed the Correspondent Selling Agent that counsel's advice has been received that the Units are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof or (ii) in which the Correspondent Selling Agent may not lawfully engage.

     The Correspondent Selling Agent further agrees to comply with the requirement under applicable federal and state securities laws to deliver to each offeree a Prospectus and any amendments or supplements thereto (including summary financial information, if available, after the Trust has commenced operations). Neither the Correspondent Selling Agent nor any of its employees, agents or representatives will use or distribute any marketing material or information other than that prepared by the Trust and the Managing Owner.

     (d) The additional services that the Correspondent Selling Agent will provide on an ongoing basis to Unitholders will include but not be limited to:
(i) inquiring of the Managing Owner (through the Additional Selling Agent) from time to time, at the request of Unitholders, as to the Net Asset Value of a Unit, (ii) inquiring of the Managing Owner (through the Additional Selling Agent) from time to time at the request of the Unitholders, as to the commodities markets and the activities of the Fund, (iii) assisting, at the request of the Managing Owner (through the Additional Selling Agent), in the redemption of Units sold by the Correspondent Selling Agent, (iv) responding to questions of Unitholders from time to time with respect to monthly account statements, annual reports and financial statements furnished to Unitholders, and (v) providing such other services to the owners of Units as the Managing Owner may, from time to time, reasonably request.

     All payments for subscriptions shall be made by transfer of funds to the escrow account of the Trust as described in the Prospectus, provided that any such arrangements must comply in all relevant respects with SEC Regulations 10b-9 and 15c2-4.

     (e) The Correspondent Selling Agent (i) acknowledges that, other than as set forth herein, it is not authorized to act as the agent of the Lead Selling Agent or the Additional Selling Agent in any connection or transaction and (ii) agrees not to so act or to purport to so act.

     2.   COMPENSATION

     (a) The Lead Selling Agent agrees to pay to the Additional Selling Agent a selling commission of __% of the subscription value of the Unit(s) sold by the Correspondent Selling Agent. Such commissions will be paid in respect of each subscription as promptly as practicable after the initial closing or each subsequent month-end closing. The Additional Selling Agent agrees that it will pass on promptly to the Correspondent Selling Agent __% of the __% initial selling commission received by the Additional Selling Agent from the Lead Selling Agent. The selling commission payable in respect of Units sold to any investor eligible to be charged a Special Brokerage Fee Rate as described in the Registration Statement and Prospectus shall be reduced by the difference between the standard brokerage fee rate and the applicable Special Brokerage Fee Rate and the Additional Selling Agent's and Correspondent Selling Agent's respective shares of the selling commission on such Units accordingly shall be reduced proportionately.

     (b) The Additional Selling Agent shall receive ongoing compensation, payable monthly by the Lead Selling Agent, of 1/12 of __% per month (approximately __% per annum) of the month-end Net Asset Value of the Units sold by a Registered Representative of the Correspondent Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Unit is redeemed) assuming (i) the Additional Selling Agent's and Correspondent Selling Agent's continued registration with the Commodity Futures Trading Commission (the "CFTC") as a futures commission merchant or introducing broker and continued membership with the National Futures Association ("NFA") in such capacity and (i) the Registered Representative's compliance with the additional requirements described in subsection 1(d), registration with the CFTC and compliance with all applicable proficiency requirements (including those imposed by the NASD as a condition of receiving "trailing commissions") by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam or being "grandfathered" from having to do so. The Additional Selling Agent agrees that it will pass on promptly to the Correspondent Selling Agent __% of the __% ongoing compensation received by the Additional Selling Agent from the Lead Selling Agent. Such ongoing compensation shall begin to accrue with respect to each Unit only after the end of the twelfth full month after the sale of such Unit. Ongoing compensation payable in respect of Units sold to any investor eligible to be charged a Special Brokerage Fee Rate as described in the Registration Statement and Prospectus shall be reduced by the difference between the standard brokerage fee rate and the applicable Special Brokerage Fee Rate and the Additional Selling Agent's and Correspondent Selling Agent's respective shares of ongoing compensation on such Units accordingly shall be reduced proportionately. In the event the Additional Selling Agent is not eligible to receive ongoing compensation, the Correspondent Selling Agent may receive the amount that would have been due to the Additional Selling Agent in the absence of ineligibility provided that the Correspondent Selling Agent shall have entered into an Additional Selling Agreement with the Lead Selling Agent on terms reasonably satisfactory to the Additional Selling Agent. For purposes of determining when ongoing compensation should begin to accrue, Units sold during the Initial Offering Period (as defined in the Registration Statement and Prospectus) shall not be deemed to be sold until the initial closing time and Units sold during the Ongoing Offering Period (as defined in the Registration Statement and Prospectus) shall not be deemed to be sold until the day Units are issued, and in either case not the day when subscriptions are accepted by the Managing Owner or subscriptions funds are deposited in escrow.

     Furthermore, the Additional Selling Agent shall not compensate the Correspondent Selling Agent, and the Correspondent Selling Agent shall not compensate its employees or other persons, unless the recipient thereof is legally qualified and permitted to receive such compensation. Also, such ongoing compensation may be paid by the Additional Selling Agent to the Correspondent Selling Agent and by the Correspondent Selling Agent to its employees or other persons, only in respect of outstanding Units sold by such persons to Unitholders and only so long as the additional services described in
Section 1(d) above are provided by such person to Unitholders. With respect to particular Units, substitute Registered Representatives who are appropriately registered and who agree to perform the services described in Section 1(d) above with respect to such Units ("Substitute Registered Representatives") may also receive ongoing compensation with respect to such Units.

     In case of Units with respect to which there is no Registered Representatives who is qualified to receive ongoing compensation as set forth above, the Additional Selling Agent will pay each such Registered Representative installment selling commissions at the same rate as in the case of ongoing compensation, but the sum of such installment selling commissions and the initial selling commission paid to the Additional Selling Agent and the Correspondent is limited in amount, pursuant to applicable NASD policy, to 9.0% of the initial subscription price of the Units sold by such Registered Representative; provided, that no such installment selling commissions shall be payable until the Managing Owner and the Lead Selling Agent determine that the payment of such installment selling commission is in compliance with Rule 2810 of the NASD (formerly Appendix F of NASD's Rules of Fair Practice) on aggregate compensation which may be received by the selling agents.

     The Correspondent Selling Agent agrees that it will promptly pass on to its Registered Representatives the applicable portions of the selling commission and ongoing compensation or installment selling commissions received from the Additional Selling Agent to which such Registered Representatives are entitled pursuant to the Correspondent Selling Agent's standard compensation procedures.

     The Correspondent Selling Agent, although otherwise entitled to ongoing compensation, will not be entitled to receipt thereof with respect to particular Units (but may continue to receive installment selling commissions) for any month during any portion of which the Registered Representative who is receiving such ongoing compensation is at any time not properly registered with the CFTC or does not agree to provide the ongoing services described above. However, the Lead Selling Agent agrees that Substitute Registered Representatives may receive such ongoing compensation.

     Ongoing compensation which cannot be paid because the Correspondent Selling Agent or its Registered Representative has not met the eligibility requirements shall be retained by the Lead Selling Agent.

     The Correspondent Selling Agent shall not, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

     (c) Notwithstanding any other provision of this Agreement to the contrary, the Managing Owner shall have sole discretion to accept or reject any subscription for the Units in whole or in part.

     (d) The Additional Selling Agent agrees to make all payments to the Correspondent Selling Agent pursuant to this Section 2 within __ days following the receipt of payment of selling commission, ongoing compensation and installment selling commissions from the Lead Selling Agent.

     3. REPRESENTATIONS AND WARRANTIES OF THE LEAD SELLING AGENT The Lead Selling Agent hereby represents and warrants as follows:

     (a) The Lead Selling Agent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has power and authority to enter into and carry out its obligations under this Agreement.

     (b) The Lead Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, and registration or qualification under the laws of each state in which Lead Selling Agent will offer and sell Units); the performance by the Lead Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

     (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Lead Selling Agent and is a valid and binding agreement of the Lead Selling Agent enforceable against the Lead Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

     4. REPRESENTATIONS AND WARRANTIES OF THE ADDITIONAL SELLING AGENT The Additional Selling Agent hereby represents and warrants as follows:

     (a) The Additional Selling Agent is a ______________ duly organized, validly existing, and in good standing under the laws of its state of organization and has power and authority to enter into and carry out its obligations under this Agreement.

     (b) The Additional Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, and registration or qualification under the laws of each state in which

Additional Selling Agent will offer and sell Units); the performance by the Additional Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

     (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Additional Selling Agent and is a valid and binding agreement of the Additional Selling Agent enforceable against the Additional Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

     5. REPRESENTATIONS AND WARRANTIES OF THE CORRESPONDENT SELLING AGENT The Correspondent Selling Agent hereby represents and warrants as follows:

     (a) The Correspondent Selling Agent is a __________ duly organized, validly existing, and in good standing under the laws of the state of its organization and has power and authority to enter into and carry out its obligations under this Agreement.

     (b) The Correspondent Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, registration as a futures commission merchant or introducing broker under the CEA and membership with NFA, and registration or qualification under the laws of each state in which Correspondent Selling Agent will offer and sell Units); the performance by the Correspondent Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

     (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Correspondent Selling Agent and is a valid and binding agreement of the Correspondent Selling Agent enforceable against the Correspondent Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

     (d) Neither the Correspondent Selling Agent nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material for an investor's decision to purchase the Units which are not disclosed to the Trust, the Managing Owner, the Lead Selling Agent and the Additional Selling Agent.

     (e) The information, if any, relating to the Correspondent Selling Agent which the Correspondent Selling Agent has furnished to the Trust and the Managing Owner for use in the Registration Statement is correct.

     6.   AUTHORIZATION UNDER THE SELLING AGREEMENT

     The Correspondent Selling Agent agrees to be bound by any action taken by the Lead Selling Agent or the Managing Owner, in accordance with the provisions of the Selling Agreement, to terminate the Selling Agreement or the offering of the Units, to consent to changes in the Selling Agreement or to approve of or object to further amendments to the Registration Statement or amendments or supplements to the Prospectus, if, in the judgment of the Lead Selling Agent or the Managing Owner, such action would be advisable. [The Lead Selling Agent agrees that, at the Correspondent Selling Agent's request, the Lead Selling Agent will require any documents required to be delivered to or by the Lead Selling Agent pursuant to Section 8 of the Selling Agreement to be addressed and delivered to the Correspondent Selling Agent.]

     7    COVENANTS OF THE ADDITIONAL SELLING AGENT

     (a) The Additional Selling Agent will notify the Correspondent Selling Agent immediately (i) when any amendment to the Registration Statement shall have become effective and (ii) of the issuance by the SEC, CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the Managing Owner as a commodity pool operator, the CFTC registration or NFA membership of the Lead Selling Agent as a futures commission merchant, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose.

     (b) The Additional Selling Agent will deliver to the Correspondent Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Correspondent Selling Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

     (c) The Additional Selling Agent will furnish to the Correspondent Selling Agent a reasonable number of copies of any amendment or amendments of, or supplement or supplements to, the Prospectus which will amend or supplement the Prospectus.

     8.   INDEMNIFICATION

     (a) The Lead Selling Agent shall indemnify, hold harmless, and defend the Correspondent Selling Agent and any person who controls the Correspondent Selling Agent within the meaning of Section 15 of the 1933 Act, to the same extent, and subject to the same conditions and procedural requirements, that the Managing Owner agrees to indemnify the Lead Selling Agent pursuant to Section 9 of the Selling Agreement; provided that in no case shall the Lead Selling Agent be liable under this indemnity to the Correspondent Selling Agent if the loss, liability, claim, damages or expense of the Correspondent Selling Agent arises out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading made in reliance upon and in conformity with information relating to the Correspondent Selling Agent and furnished or approved by the Correspondent Selling Agent. The Correspondent Selling Agent agrees that in no event shall JWH be liable to it directly for any loss, liability, claim, damage or expense whatsoever suffered by the Correspondent Selling Agent in connection with the offering of Units or this Agreement.

     (b) The Additional Selling Agent shall indemnify, hold harmless, and defend the Correspondent Selling Agent and any person who controls the Correspondent Selling Agent within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense whatsoever incurred by any such party arising from any material breach by the Additional Selling Agent of its representations, warranties, obligations and undertakings set forth in this Agreement.

     (c) The Correspondent Selling Agent shall indemnify, hold harmless, and defend the Trust, the Managing Owner, the Lead Selling Agent, JWH, the Additional Selling Agent and any person who controls any of the foregoing within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense whatsoever incurred by any such party arising from any material breach by the Correspondent Selling Agent of its representations, warranties, obligations and undertakings set forth in this Agreement. The Trust, the Managing Owner and JWH are expressly made third party beneficiaries of this Agreement.

     9.   TERMINATION

     (a) This Agreement shall terminate on the earlier of (i) such date as the Lead Selling Agent may determine by giving 30 days' prior written notice to the other parties, (ii) such date as the Additional Selling Agent may determine by giving 30 days' prior written notice to the other parties, (iii) the termination of the Selling Agreement or the offering of the Units or (iv) by the Lead Selling Agent, without notice, upon breach by the Correspondent Selling Agent of, or non-compliance by the Correspondent Selling Agent with, any material term of this Agreement.

     (b) The Correspondent Selling Agent shall have the right to terminate its participation under this Agreement (i) at any time upon breach by the Lead Selling Agent of or non-compliance with, any material term of this Agreement; and (ii) at any time upon 30 days' prior written notice of such termination to the Lead Selling Agent and the Trust.

     (c) The termination of this Agreement for any reason set forth in Sections 9(a)(i), 9(a)(ii), 9(a)(iii) or 9(b) shall not affect (i) the ongoing obligations of the Lead Selling Agent to pay selling commissions, ongoing compensation or installment selling commissions accrued prior to the termination hereof, (ii) the Additional Selling Agent's obligations under Section 1(d) hereof or (iii) the indemnification obligations under Section 8 hereof. In the event this Agreement is terminated pursuant to Section 9(a)(iv), the Lead Selling Agent may withhold accrued but unpaid selling commissions and ongoing compensation or installment selling commissions due the Correspondent Selling Agent until the Lead Selling Agent has been put in the same financial position as it would have been in absent such breach or non-compliance.

     11.  CONFIDENTIALITY

     (a) The Lead Selling Agent hereby covenants and agrees that under no circumstances will it solicit any of the Correspondent Selling Agent's customers whose names become known to the Lead Selling Agent in connection with the offering of the Units. The Lead Selling Agent agrees that it will take such steps to ensure the confidentiality of the Correspondent Selling Agent's client list as the Correspondent Selling Agent may reasonably request.

     (b) The Additional Selling Agent hereby covenants and agrees that under no circumstances will it solicit any of the Correspondent Selling Agent's customers whose names become known to the Additional Selling Agent in connection with the offering of the Units. The Additional Selling Agent agrees that it will take such steps to ensure the confidentiality of the Correspondent Selling Agent's client list as the Correspondent Selling Agent may reasonably request.

     (b) The Correspondent Selling Agent hereby covenants and agrees that under no circumstances will it solicit any customer of the Lead Selling Agent or any other selling agent for the Trust whose name becomes known to the Correspondent Selling Agent in connection with the offering of the Units. The Correspondent Selling Agent agrees that it will take such steps to ensure the confidentiality of the Lead Selling Agent's or any other selling agent's client list as the owner of such list may reasonably request. The Correspondent Selling Agent further covenants and agrees not to solicit any selling agent which has been introduced to the Lead Selling Agent by any wholesaler or any other selling agent.

     12.  MISCELLANEOUS

     (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that a party hereto may not assign any rights, obligations, or liabilities hereunder without the prior written consent of the other parties.

     (b) All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered or, when given by registered mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

     if to the Lead Selling Agent:

          Cargill Investor Services, Inc.
          233 South Wacker Drive, Suite 2300
          Chicago, Illinois  60606

     if to the Additional Selling Agent:

          ------------------------
          ------------------------
          ------------------------

     if to the Correspondent Selling Agent:

          ------------------------
          ------------------------
          ------------------------

     (c) This Agreement shall be governed by, and construed in accordance with, the law of the State of Illinois without regard to the principles of choice of law thereof.

     (d) All captions used in this Agreement are for convenience only, are not a part hereof, and are not to be used in construing or interpreting any aspect hereof.

     (e) This Agreement may be executed in counterparts, each such counterpart to be deemed an original, but which all together shall constitute one and the same instrument.


     (f) This Agreement may not be amended except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

     (g) The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof to the Lead Selling Agent, whereupon this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                                            Very truly yours,

                                            CARGILL INVESTOR SERVICES, INC.

                                            By:
                                                --------------------------------
                                                Its
                                                   -----------------------------


                                            [Additional Selling Agent]

                                            By:
                                                --------------------------------
                                                Its
                                                   -----------------------------


CONFIRMED AND ACCEPTED

[Correspondent Selling Agent]

By:
   -------------------------------
   Its
      ----------------------------